UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-08627

                           JOHNSONFAMILY FUNDS, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                           555 Main Street, Suite 400
                                Racine, WI 53403
               (Address of principal executive offices) (Zip code)

                                 Colette Wallner
                            JohnsonFamily Funds, Inc.
                           555 Main Street, Suite 400
                                Racine, WI 53403
                     (Name and address of agent for service)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-276-8272

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2003

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2003

ITEM 1.    REPORTS TO STOCKHOLDERS.

                                     [LOGO]
                                 JOHNSON FAMILY
                                   ----------
                                      FUNDS

--------------------------------------------------------------------------------
                         OCTOBER 31, 2003 ANNUAL REPORT
--------------------------------------------------------------------------------

TABLE OF CONTENTS


Portfolio Commentaries ...................................................    1

Statements of Net Assets
     JohnsonFamily Large Cap Value Fund ..................................   17
     JohnsonFamily Small Cap Value Fund ..................................   19
     JohnsonFamily International Value Fund ..............................   21
     JohnsonFamily Intermediate Fixed Income Fund ........................   25

Statements of Operations .................................................   29

Statements of Changes in Net Assets ......................................   30

Financial Highlights .....................................................   32

Notes to the Financial Statements ........................................   36

Independent Auditors' Report..............................................   42

Directors and Officers of the Company ....................................   43

Notice to Shareholders ...................................................   45




----------------------------------
          NOT FDIC-INSURED
----------------------------------
May lose value. No bank guarantee.
----------------------------------



Shares of JohnsonFamily Funds are distributed by an independent third party, SEI Investments Distribution Co.

PORTFOLIO COMMENTARIES OCTOBER 31, 2003
LARGE CAP VALUE FUND


The JohnsonFamily Large Cap Value Fund's return for the 12 months ending October 31, 2003 was 24.93%, outperforming the Russell 1000 Value Index total return of 22.88%, the S&P 500 Index total return of 20.79%, and the Morningstar Large Value Category average return of 21.28%.

Entering fiscal 2003, we were becoming increasingly convinced that the bears were losing their grip on the U.S. equity market, and after three difficult years, a modest recovery was likely. We remained concerned that the economy might be slow to recover given continued weakness in capital spending, employment, and consumer and business confidence but that stocks should be able to post a modest recovery from depressed levels. Uncertainties surrounding the war in Iraq caused significant turbulence early in 2003; fortunately the quick Allied victory permitted investors to refocus on the nascent U.S. and global economic recovery.

The late spring approval of President Bush's fiscal stimulus package, including a reduction in dividend taxation from regular income tax rates to 15% -- the same tax rate as capital gains -- provided a meaningful



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED OCTOBER 31, 2003

ONE YEAR        3 YEAR        5 YEAR        SINCE INCEPTION*
------------------------------------------------------------
24.93%          2.02%         2.93%         1.90%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)
[LINE CHART OMITTED]
[EDGAR REPRESENTATION OF PLOT POINTS IN LINE CHART]

                 JohnsonFamily Large Cap Value Fund      S&P 500 Index       Russell 1000 Value Index
3/31/98            $10,000                                  $10,000             $10,000
10/31/98             9,614                                   10,060               9,569
10/31/99            10,223                                   12,642              11,151
10/31/00            10,462                                   13,412              11,767
10/31/01            10,297                                   10,072              10,371
10/31/02             8,892                                    8,550               9,332
10/31/03            11,109                                   10,329              11,467

*ANNUALIZED
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

   The S&P 500(R) Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

   The Russell(R) Value Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.



                                           JOHNSONFAMILY FUNDS ANNUAL REPORT   1

PORTFOLIO COMMENTARIES OCTOBER 31, 2003
LARGE CAP VALUE FUND (CONTINUED)


boost both for dividend paying stocks and the overall market. The JohnsonFamily Large Cap Value Fund's underlying dividend yield averaged 2.8% during the 2003 fiscal year, one of the highest dividend yields in the Morningstar Large Cap Value category. We continue to favor owning companies with above average dividend yields to improve overall total return and provide for better downside stability. During the year, two of the Fund's holdings implemented dividend payments to shareholders: Microsoft and Federated Department Stores.

PERFORMANCE ANALYSIS
Much to our surprise, the 2003 fiscal year was marked by a resurgence of risk taking and speculation as investors bet the recovering economy would save the most speculative of companies from extinction. Within the S&P 500 Index, for example, the returns for stocks with betas in the lowest decile were only 16.1% versus a whopping 181.4% for stocks with betas in the higher decile. Furthermore, low quality stocks significantly outperformed their higher quality peers, with the highest quality stocks as rated by S&P returning 20.6% as compared to the lowest quality stocks' return of 204.8%.

Most of the Fund's outperformance to the Russell 1000 Value Index came from positive stock selection primarily in three sectors: services, banking and insurance. The Fund's services weighting was neutral to the Index for the fiscal year with solid stock selection responsible for the outperformance. The Fund's services group returned 49.9% versus the Index sector return of 23.7%. Performance was driven by solid returns from Cendant (+ 78%), McDonalds (+ 40%) and Park Place Entertainment (+ 32%). As the post 9/11 economic impact began to fade, travel sensitive Cendant and Park Place began to post stronger revenue and earnings growth. Investors had pummeled shares of McDonald's to valuations not seen since the early 1990's on concerns that growth had permanently stalled. A change of management and a fresh direction have permitted the company to generate the best same store sales growth the company has seen in years and, as such, a near doubling of its stock price since its March low. Performance in the sector was also aided by R.R. Donnelly and Liberty Media, both of which were sold during the fiscal year. In spite of our concerns about the valuations of U.S. banking stocks, banks posted another year of strong performance on improving credit quality and strong consumer demand, particularly in the mortgage arena. The Fund's sector return of 39.9% bested that of the Index return of 23.3%. Much of that outperformance came from the surprise acquisition announcement of FleetBoston Corp. by Bank of America in late October at a 40% market premium. Even prior to the acquisition announcement, FleetBoston had been the Fund's best performing bank holding as the company's credit quality and earnings were recovering from difficult times in 2001 and 2002. The Fund had experienced its highs and lows with FleetBoston over the past several years, yet we remained convinced of the bank's strong franchise value given its dominance in the wealthy northeastern U.S. Other strong performers in the banking sector included BankNorth, PNC Financial, SunTrust and Wachovia. The Fund's insurance holdings were also very strong, returning 36.2% relative to the Index sector return of 14.0%. The Fund's holding in Allmerica Financial recovered dramatically from the depths.


2   JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2003
LARGE CAP VALUE FUND (CONTINUED)


set in fiscal 2002 on troubles in its variable annuity business as the equity markets recovered. The stronger equity markets also led to exceptional performance from other insurance holdings with material equity market exposure such as Nationwide Financial and Prudential Financial.

Performance in the Fund was negatively impacted by the financial and technology sectors. While our holdings in the financial sector (mostly brokerage and consumer finance companies) performed in line, our underweight in the sector to the Index cost the Fund nearly 100 basis points in relative performance. Thinking the equity markets would take longer to recover, we believed the risk return tradeoff was not terribly attractive and thus the sector was underweighted.

INVESTMENT IDEAS

HCA (HEALTHCARE)
HCA is the largest hospital management company in the U.S., operating over 170 hospitals. While uncertainties abound in businesses with government Medicare and Medicaid business exposure, the aging baby boomer population provides meaningful demand in the years to come. HCA shares trade at 13 times earnings and 7 times cash flow. HCA generates over $5 per share in cash flow, more than covering capital spending requirements, leaving the company in a position to reduce debt or increase its dividend to shareholders.

DARDEN RESTAURANTS, INC. (SERVICES)
Darden, owner of the Red Lobster and Olive Garden restaurant chains, has been under pressure on weak performance from Red Lobster. Longer term growth prospects, however, remain solid on consumer preference to casual dining as well as new dining concept opportunities in Bahama Breeze and Smokey Bones BBQ. Darden shares trade at an attractive 14 times earnings. The company has a strong balance sheet with modest leverage and generates consistent cash flow.

COMPUTER SCIENCES CORP. (SERVICES)
Computer Sciences is one of the largest technology services providers in the U.S. Earnings growth that stalled in the economic downturn should recover meaningfully into 2004 and beyond. Trading at only 14 times earnings, the shares seem very attractively valued relative to current earnings growth opportunity. Furthermore, Computer Sciences generates over $3 per share in free cash flow with minimal debt.

V.F. CORP. (RETAIL)
Maker of Lee and Wrangler jeans, Jansport and North Face, V.F. Corp. has recently expanded its brands with the recent acquisition of Nautica. The company has a healthy balance sheet and generates significant operating and free cash flow. A history of strong cash flow has permitted the company to raise its dividend every year for at least the past 15 years and maintain a strong balance sheet. The shares trade at a modest 12 times earnings and 8 times cash flow.


                                           JOHNSONFAMILY FUNDS ANNUAL REPORT   3

PORTFOLIO COMMENTARIES OCTOBER 31, 2003
LARGE CAP VALUE FUND (CONCLUDED)


CSX CORP. (TRANSPORTATION)
Railroad CSX operates rail lines in 23 states and Ontario, connecting the Northeast, Midwest and Canada with the Southeast. These shares offer meaningful recovery opportunity as the North American economies continue to improve into 2004. The company generates about $1.40 in free cash flow per share, providing CSX great flexibility in balance sheet management and dividend policy. CSX shares currently trade at an attractive 14 times earnings and 6 times cash flow.

MARKET OUTLOOK
Given strong market performance in 2003, we hold lower expectations for 2004. With market multiples returning to near record levels, the equity markets are most likely trapped in a range around actual earnings growth. Risks remain that could certainly pull shares lower including the robustness of economic activity in 2004, changes in monetary policy, the Iraqi conflict, other Middle East tensions and confidence in homeland security.




4   JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2003
SMALL CAP VALUE FUND


The JohnsonFamily Small Cap Value Fund's return for the 12 months ending October 31, 2003, was 38.99%, slightly underperforming the Russell 2000 Value Index return of 40.28% and the Russell 2000 Index return of 43.35%. It was a strong year for equities in general with small cap significantly outpacing large caps and growth edging out value.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED OCTOBER 31, 2003

ONE YEAR         3 YEAR           5 YEAR         SINCE INCEPTION*
-----------------------------------------------------------------
38.99%           16.14%           12.12%         6.96%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)
[LINE CHART OMITTED]
[EDGAR REPRESENTATION OF PLOT POINTS IN LINE CHART]

                    JohnsonFamily Small Cap Value Fund    S&P SmallCap 600 Index    Russell 2000 Value Index
3/31/98             $10,000                               $10,000                   $10,000
10/31/98              8,220                                 7,908                     8,151
10/31/99              8,357                                 8,860                     8,209
10/31/00              9,297                                11,099                     9,630
10/31/01             11,653                                10,385                    10,472
10/31/02             10,477                                 9,992                    10,207
10/31/03             14,563                                13,348                    14,320

*ANNUALIZED
--------------------------------------------------------------------------------



This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

   The S&P SmallCap 600 Index is a capitalization-weighted index of 600 domestic stocks that measures the performance of companies with a small market capitalization. The S&P SmallCap 600 Index fluctuates due to changes in the aggregate market value of these stocks.

   The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.



                                           JOHNSONFAMILY FUNDS ANNUAL REPORT   5

PORTFOLIO COMMENTARIES OCTOBER 31, 2003
SMALL CAP VALUE FUND (CONTINUED)


The Fund's fiscal year started off strong when the Federal Reserve cut interest rates by 50 basis points. Stronger economic news and improved expectations for year-end and 2003 earnings drove the market higher. This all came to a quick end in the first few months of the year when some blue chip companies announced that demand was still weak and the timing of a recovery was uncertain. Fears of a possible war with Iraq took hold of the market and began to drive it lower. Adding to the problems were higher oil prices, threats of domestic terrorist attacks and hostile tensions with North Korea. In late March, after the war had begun, the market took off on expectations of a quick U.S. victory, and then rallied as U.S. troops took control of Baghdad. The market continued its upward climb: first quarter earnings were stronger than expected and talk of a second half recovery was being fueled by record amounts of fiscal and monetary stimulus. In the final months of the year more positive economic news continued to fuel the markets. Home mortgage refinancing, lower income tax withholdings and dependent child tax rebates were driving consumer spending. To top things off, quarterly earnings for the calendar third quarter came in very strong -- in excess of 20%.

PERFORMANCE ANALYSIS
Technology, healthcare, services and retail contributed most to performance. We expected these sectors to do well given their sub-par performance over the past years, depressed valuation and economic sensitivity. The Fund's worst performing sectors included financials, capital goods and chemicals. Relative to the Russell 2000 Value Index, our best performing sectors included healthcare, services and staples. While our returns were similar, the Fund had an overweight position in each of those sectors. In technology, the stocks that performed best were speculative micro caps and stocks with severely depressed fundamentals. Because the Fund owns companies with stronger fundamentals and solid cash flow, its return lagged that of the index. The Fund's worst performing sectors relative to the index included capital goods, building and real estate investment trusts. The stocks that contributed the most to performance include Allmerica Financial, Paxson Communications, DSP Group and Verity.

Allmerica Financial is a financial services company offering products in the areas of life insurance, annuities, and property and casualty insurance. Allmerica recovered from last year's sell-off as the market improved, decreasing their financial liabilities in connection with their annuity products. The company also sold some of their non-core assets to improve their capital structure.

Paxson Communication owns and operates the PAX TV Network and 60 broadcast stations, including stations reaching the top 20 U.S. markets and 41 of the top 50 U.S. markets. Paxson's stock rose when it became apparent that the FCC would try to deregulate the media environment by changing ownership regulations. Paxson would be a very attractive acquisition target for a larger media company given its broadcast reach. The Fund sold on this positive news as expectations increased, and the stock was up close to 100%.

DSP Group and Verity are two quality technology stocks that were thrown in with the junk in 2002. When technology sold off last year, DSP Group and Verity participated in the sell-off. Both companies are market leaders in their niche with rock-solid balance sheets, no debt, lots of cash and free cash flow.


6   JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2003
SMALL CAP VALUE FUND (CONTINUED)


DSP Group is a worldwide leader in developing and providing Total Telephony Solutions (feature rich cordless phone chipsets). These applications include digital 900MHz, 2.4GHz, Bluetooth and other voice and data communication in residential, small-office, home-office and small enterprise markets. The company is using its free cash flow to invest in emerging technologies such as data transmission and digital video.

Verity makes search and retrieval software that accesses information stored in a variety of formats and locations. After an acquisition of a competitor, Verity has approximately 25% market share. IDC, an independent research and strategy firm, projects the search and retrieval market to grow over seven-fold in the next five years.

Toward the end of the fiscal year with returns over 30% and much higher than our expectations, the Fund began to sell positions that benefited from the forecasted economic recovery. We felt that the valuations were elevated given the fundamental improvement and that higher expectations were being priced into the securities. Stocks we sold included Actel, Genlyte Group, Buckeye Technologies, JLG Industries and Robert Mondavi.

INVESTMENT IDEAS
With the proceeds from these sales we purchased companies that we felt were slightly more defensive and had not participated to the recovery induced rally.

DAVE & BUSTER'S
Dave & Buster's operates large entertainment complexes that offer a full menu of food and beverages and an array of entertainment attractions including billiards, shuffleboard and video games. The company operates over 30 such complexes in major cities. Management has said they will increase pretax margins to 9% or reduce their compensation. The company is modestly leveraged and generates a significant amount of free cash flow. When we purchased the stock it was trading at 3x cash flow and 0.8x tangible book value.

HRPT PROPERTIES (REIT)
HRPT Properties is a real estate investment trust that owns over 200 office properties with primary exposure in Philadelphia, Washington D.C., Southern California, Austin and Boston. The company also owns a 22% stake in Senior Housing Properties (SNH) and a 6.5% stake in Hospitality Properties Trust (HPT). The stock trades under book value, which does not take into account the market value of the property. Valuation is attractive and leverage is modest. Investors also receive a nice 8.5% dividend yield.

STONE ENERGY
Stone Energy is an independent oil and gas exploration and production company. The company's primary locations for exploration are the Gulf Coast and the Rocky Mountains. The company's production breakdown is 60% gas and 40% oil. Valuation is attractive at 10x earnings, 3x cash flow and 1.6x book value. Free cash flow should be solid, as commodity prices remain high. The company plans to reduce debt with free cash flow.


                                           JOHNSONFAMILY FUNDS ANNUAL REPORT   7

PORTFOLIO COMMENTARIES OCTOBER 31, 2003
SMALL CAP VALUE FUND (CONCLUDED)


STERIS (HEALTHCARE)
Steris develops, manufactures and markets infection prevention, contamination control, and surgical and critical care support products and services for the healthcare industry. Over 50% of the company's revenue comes from consumable products and services that provide the company a very nice annuity-type stream of revenue. The company should continue to see strong demand for its products. The company has very little debt and generates good free cash flow.

AGCO CORPORATION
AGCO is a manufacturer and distributor of agricultural equipment and related replacement parts. Regardless of what the economy does, we expect farm income to rise in 2004 improving the underlying demand for the company's products. AGCO is a market share leader in a consolidated industry and has lowered costs over the last several years. Free cash flow should improve in 2004 and valuation is attractive.

MARKET OUTLOOK
Given the Fund's robust return this year our outlook for next year is somewhat muted. We still expect to see strong earnings growth due to better demand and continued benefits from cost cutting. But with valuations being where they are today we find it hard to justify further multiple expansion. The economy is starting to show signs of strength and job growth is picking up. Business spending should begin to follow consumer spending and add to economic growth. Inventories remain at very low levels and signs of stronger demand should force business to expand them. Little sign of inflation has enabled the Fed to keep interest rates low further enticing the economy to grow. With earnings growth in the mid-teens and a slight multiple contraction, we expect to experience equity returns in a more normal range between seven and nine percent. Risks to our forecast include: 1) weakening of consumer spending due to the lack of stimulus such as tax rebates and mortgage refinancing; 2) Iraq becomes more of a problem and/or there are more terrorist attacks; 3) the weak dollar forces interest rates higher, choking off the recovery; and 4) employment remains weak. In this environment we feel that the value style of investing should outperform the market with a lower level of risk.


8   JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2003
INTERNATIONAL VALUE FUND


For the 12 months ending October 31, 2003, the JohnsonFamily International Value Fund returned 30.08%, outperforming the benchmark MSCI World ex-USA Index total return of 28.17%.

Entering fiscal year 2003, we believed that global equity markets were oversold. The sharp sell-off in the third quarter of 2002 had left stocks around the world very attractively valued. It seemed that the global economy had bottomed, and tax cuts as well as unprecedented monetary stimulus in the U.S. foreboded a firm recovery. However, there remained a number of reasons for caution heading into the new year. The mounting twin deficits in the U.S. restricted economic flexibility and increased the danger of protectionism. Energy prices remained high. And the looming war in Iraq weighed heavily on confidence. In this environment, we strongly believed the combination of low valuation securities and a conservative portfolio structure would aid the Fund's performance.

In terms of sector structure, the Fund began the fiscal year in a fairly neutral position relative to the benchmark. By region, in the fall of 2002 we began shifting assets away from Continental Europe and the UK and into Asia Pacific, specifically Hong Kong and China. Our belief was that tensions in the Middle East would continue to weigh on the U.S. and European markets, whereas Asia was somewhat further removed. Stocks across regions had become very attractively valued, and Asia, particularly China, was growing far more rapidly than the rest of the world. The combined features of low valuation, rapid growth, and relative safety from a geopolitical standpoint made Asian stocks compelling.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED OCTOBER 31, 2003

ONE YEAR             3 YEAR            5 YEAR            SINCE INCEPTION*
-------------------------------------------------------------------------
30.08%               0.29%             4.96%             2.42%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)
[LINE CHART OMITTED]
[EDGAR REPRESENTATION OF PLOT POINTS IN LINE CHART]

                    JohnsonFamily         Morgan Stanley Capital        Morgan Stanley Capital
                    International         International World ex-       International World
                    Value Fund            USA Value Index               ex-USA Index
3/31/98             $10,000               $10,000                       $10,000
10/31/98              8,969                 9,053                         9,240
10/31/99             10,570                11,413                        11,573
10/31/00             11,326                11,438                        11,334
10/31/01              9,250                 9,379                         8,508
10/31/02              8,783                 8,205                         7,583
10/31/03             11,425                11,162                         9,888

*ANNUALIZED
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

   The Morgan Stanley Capital Inter-national (MSCI) World ex-USA Index is the aggregate of 23 individual country indices calculated by MSCI. The index excludes the U.S. MSCI uses a target of 85% of free float-adjusted market representation within each industry group, within each country, as a guideline in constructing the index.
   The MSCI World ex-USA Value Index is the aggregate of 23 individual country indices calculated by MSCI. The index excludes the U.S. MSCI uses a target of 85% of free float-adjusted market representation within each industry group, within each country, as a guideline in constructing the index. The index includes securities with low Price/Book Value ratios relative to each MSCI country index.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
   Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve investment risks including currency, liquidity, political, economic and market risks.



                                           JOHNSONFAMILY FUNDS ANNUAL REPORT   9

PORTFOLIO COMMENTARIES OCTOBER 31, 2003
INTERNATIONAL VALUE FUND (CONTINUED)


PERFORMANCE ANALYSIS
In November and December, the strong performance of a number of our individual holdings, across regions and sectors, enabled the Fund to gain nearly 200 basis points in performance relative to its benchmark. During the first three months of the calendar year, the war in Iraq drove investors away from stocks. Plunging markets further eroded the already fragile capital position of insurance companies, particularly in Europe, where insurance stocks lost over a third of their value. The outbreak of SARS in Hong Kong and China was a significant but temporary blow to local economies. One of our holdings in Hong Kong, Giordano, a mid-market clothing retailer, plunged 50% initially, but bounced back once the virus was contained. For the most part, the Fund's holdings were unaffected by SARS. In Japan, the Topix Index hit 20-year lows in March. Due to bad loans and losses on shareholdings, Japan's five largest banks announced plans to raise capital of over $17 billion by the end of March, fiscal year-end in Japan, causing investors to flee. During this period, the Fund's relative lack of exposure to the UK, America's major ally against Iraq, and our overweight position in Asia, where markets were steadier, enabled us to gain another 200 basis points against our benchmark.

Toward the end of March, global markets bottomed as investors became more optimistic about the outcome of the war in Iraq. Optimism was further fueled by growing evidence that the global economy was recovering more quickly than had been expected. Markets across regions rallied strongly, although Japan and Asia Pacific were a little late to the party. The gloom in Japan lifted when it became apparent that Japan was for once not being left behind; in fact, in the second quarter the Japanese economy was the fastest growing in the G7. Asia Pacific lagged the global market upturn due to the outbreak of SARS, but quickly caught up once the virus was contained. The MSCI World ex-USA Index gained nearly 10% in April alone, and continued to move steadily upward through the end of the fiscal year. The best performing sectors were those which had performed most poorly during the bear market. Signs of strong recovery in industrial production and business spending spurred industrial cyclical and technology stocks. Insurance and banking stocks also produced handsome gains. Shares of riskier, more highly leveraged companies within these sectors have performed particularly well since the market bottomed: many have doubled or tripled in the space of a few months. The more stable areas of the marketplace, such as consumer staples, energy, and utilities, underperformed by a wide margin. The Fund gained 33.5% in the April to October period, lagging the benchmark return of 36.9% over the same period. Our preference for companies with strong financials and stable earnings, and our attention to valuation, did not work well in this momentum-driven environment.

For the full fiscal year, the Fund returned 30.4%, outperforming the benchmark total return of 28.2%. Gains on international stocks were enhanced in fiscal 2003 by the weakness of the U.S. dollar, which declined 20% against the euro, 14% against the yen, and over 30% against the Australian dollar. By sector, we added a great deal of value in health care and energy. We purchased Amersham, the UK-based medical diagnostics company, in May, and the company was acquired by GE in October. Our total return on the stock was 65%. Fresenius Medical Care, a kidney dialysis treatment provider, gained 85% for the year. In


10   JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2003
INTERNATIONAL VALUE FUND (CONTINUED)


the energy sector, six of the Fund's ten holdings returned 25% or more in U.S. dollar terms, while the sector as a whole was essentially flat. Petrobras of Brazil gained 80%, Husky Energy of Canada 62%, and Repsol of Spain, 54%. The Fund's holdings in technology produced good absolute returns, but failed to keep pace with the overall sector. By region, our performance in Japan was disappointing. During the strong up market that began at the end of April, our conservative holdings, including some blue chip stocks and exporters, performed poorly as the yen appreciated against the dollar. For example, Takeda Chemical, a blue chip pharmaceutical, fell 13.5% for the year, despite record profits. Honda gained 11% in U.S. dollar terms, but lost 3% in local currency. In addition, the Fund had very little exposure to Japanese banks and financials, which led the rally. On the other hand, the Fund's holdings in Hong Kong and China performed well, and our overweight in that region helped the Fund to keep up in a strong bull market. Sinopec, China's largest oil refiner, returned 122% for the period; Beijing Datang, a utility, gained 108%; and Asia Satellite was up nearly 60%.

INVESTMENT IDEAS
We see a number of compelling values in the current market that we believe will generate strong positive returns into fiscal 2004.

SONY (JAPAN, TECHNOLOGY)
Sony has been under pressure recently due to fierce price competition and its slowness to adapt to the digital era. The company has announced restructuring measures including a strategic partnership with Samsung, broadening its product offering, outsourcing component manufacturing to low cost markets, and reducing its workforce. These measures will likely enable Sony to achieve operating margins of 10% by 2007. The company's strong brand, clout in consumer electronics combined with media content, will allow it to steer convergence of TVs, PCs, game consoles and hand-held devices. Sony is financially very strong with nearly $2 billion in cash, generates strong cash flow, and is extremely cheap.

FRESENIUS MEDICAL CARE (GERMANY, HEALTH CARE)
Fresenius Medical Care, the world's largest kidney dialysis company, has performed strongly over the past year, but from a very low base. We believe there remains significant upside to the stock. A market leader, the company generates solid free cash flow and is focused on paying down debt. Unlike its competitors, Fresenius' single use dialysers offer higher quality treatments and better margins. Fresenius remains attractively valued relative to its peers.

FOMENTO DE CONSTRUCCIONES Y CONTRATAS, S.A. (SPAIN, CAPITAL GOODS)
FCC, a leading Spanish construction company, is expanding its international sales through its partnership with one of its largest shareholders, Veolia Environnement, which has a presence in more than 100 countries. At home, FCC is benefiting from the government's 114 billion-euro infrastructure spending plan targeted for 2000-2007. The company is financially strong and generates solid free cash flow. Trading at a price-earnings multiple of only 12x, FCC is very attractively valued.


                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   11

PORTFOLIO COMMENTARIES OCTOBER 31, 2003
INTERNATIONAL VALUE FUND (CONCLUDED)


BIOVAIL (CANADA, HEALTH CARE)
Biovail, a specialty pharmaceutical company, has been under pressure in the market recently due to a much worse than expected third quarter as well as allegations of aggressive accounting practices. The company enjoys gross margins of 80% and generates very good cash flow. Sales of Biovail's core products have been rapidly improving, in part thanks to increased marketing efforts and an expanded sales force, which is what accounts for the third quarter earnings shortfall. Unlike many of its peers, Biovail has a very promising pipeline. Very attractively valued, trading at under 10x earnings, we believe Biovail could significantly outperform going forward.

MARKET OUTLOOK
We continue to see good value in international markets, most of which trade at a significant discount to the U.S. market. European economies will continue to improve in 2004. The U.S. economy has regained its strength; however, we are skeptical that the economy can grow at an above average pace in the years ahead. The dollar is likely to continue to depreciate over the next several years, helping to correct the imbalance in the U.S. current account, and enhancing returns on international investments. In Asia, investment opportunities abound. Prospects for economic and earnings growth are improved, and stocks remain attractively valued. Superior growth rates in Asia have in the past been largely attributable to booming exports. Now, thanks to supportive policy and a rapidly growing middle class, domestic demand in Asia will become the main driver of growth. Trade within the region is booming. As Asian authorities begin to allow their currencies to appreciate relative to the U.S. dollar, reflecting the divergence in economic fundamentals, returns for U.S.-based investors are further enhanced. Overall, we are very positive about the prospects for the foreign markets.




12   JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2003
INTERMEDIATE FIXED INCOME FUND


The total return of the JohnsonFamily Intermediate Fixed-Income Fund for the 12 months ending October 31, 2003 was 5.86%. The Lehman Intermediate Government/Credit Bond Index had a return of 5.41%, while the Morningstar Intermediate Term Bond Category had an average return of 6.09%. These figures are composed of the change in the market value of the bonds plus interest earned on those bonds.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED OCTOBER 31, 2003

ONE YEAR           3 YEAR             5 YEAR           SINCE INCEPTION*
-----------------------------------------------------------------------
5.86%              7.46%              5.07%            5.61%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)
[LINE CHART OMITTED]
[EDGAR REPRESENTATION OF PLOT POINTS IN LINE CHART]

                 JohnsonFamily                  Lehman Intermediate         MorningStar[R] Intermediate-
                 Intermediate Fixed             Government/Credit           Term Bond
                 Income Fund                    Bond Index                  Category
3/31/98          $10,000                        $10,000                     $10,000
10/31/98          10,590                         10,634                      10,475
10/31/99          10,351                         10,740                      10,463
10/31/00          10,930                         11,431                      11,064
10/31/01          12,469                         13,061                      12,509
10/31/02          12,814                         13,833                      12,941
10/31/03          13,564                         14,582                      13,729

*ANNUALIZED
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
   The Lehman Brothers Intermediate Government/Credit Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government; all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt.
   The Morningstar(R) Intermediate-Term Bond Category is the average cumulative total performance assuming reinvestment of dividends and capital gains distributions of funds tracked by Morningstar(R), Inc. that invest their assets primarily in U.S. corporate and other investment-grade issues. The bonds have an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four but less than ten years. The Index sectors are industrial, finance, utility and Yankee. Also included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental or international agencies. It includes only those bonds with maturities of up to 10 years.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.



                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 13

PORTFOLIO COMMENTARIES OCTOBER 31, 2003
INTERMEDIATE FIXED INCOME FUND (CONTINUED)


PERFORMANCE ANALYSIS
The bond market in the calendar first quarter was embroiled in uncertainty surrounding the economic situation and geopolitical risks. In contrast, during the second quarter, fixed income markets were primarily driven by fears of possible deflation and large new money inflows. The cash flows into bond mutual funds have been significant and were a major factor in the narrowing of corporate spreads and in pushing interest rates to even lower levels. In the prevailing situation where demand far exceeds supply, investing in suitable securities becomes very difficult.

Through our risk management approach, for the second quarter ended June 30, 2003, we were able to achieve 290 basis points of positive performance, despite the low interest rate environment. This return compares favorably to that of the benchmark Lehman Government/Credit Intermediate Index (2.72% 2Q03), but with a much lower risk profile. During this period we maintained a shorter duration relative to the benchmark and emphasized overweighting the allocation to corporate issues with an emphasis on shorter maturities.

The fixed income markets in the third quarter were extremely volatile as economic statistics revealed mixed signals within the context of an improving economic activity. As interest rates rose dramatically in July and August, the bond market witnessed the first significant break in the long-term secular downtrend in yields. In the first two months of the quarter, the yield-to-maturity on the benchmark U.S. Treasury 2 year, 5 year, 10 year and 30 year securities rose 73 basis points (bp), 120 bp, 109 bp, and 78 bp, respectively. However, once the durability of the recovery came into question due to Fed pronouncements and disappointing employment statistics, the bond market reversed course in September. Interest rates then fell significantly as represented by the benchmark treasury issues outlined as follows: Treasury 2yr - 57bp; 5yr - 74bp; 10yr - 66bp; 30yr - 45bp. Once the dust had settled, the nominal interest rates were higher at quarter end for each of these active U.S. Treasury securities but still near historic lows at 1.45%, 2.83%, 3.94% and 4.88%, respectively.

This extreme level of volatility in the fixed-income markets is not surprising due to several factors. First, given the historically low absolute levels of interest rates reached in late June, both fundamental and technically driven professionals were looking for any reason to "sell" the market. Thus, once yields started moving higher, a majority of market participants felt the need to reduce their associated price risk (duration) in their portfolios, and began selling. Secondly, adding significant fuel to this fire was the effect of the ever-growing Mortgage Backed Security (MBS) market. Third, for the first time in quite a while, fixed income


14   JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2003
INTERMEDIATE FIXED INCOME FUND (CONTINUED)


mutual funds experienced an outflow of monies into equity mutual funds as investors shifted assets in order to capture some of the missed opportunity from being underrepresented in equities. This further exacerbated the momentum shifts, causing even greater volatility in the bond market.

For the calendar third quarter ended September 30, 2003, the portfolio had a -18 basis point return, with a return of 272 basis points since inception at RNC (4/1/03). The benchmark Lehman Government Credit Intermediate Index had returns of -2 basis points and 270 basis points respectively.

In reviewing the structure and activity during the 3rd quarter, the deviation is the result of shorter overall duration and higher representation in government agency issues relative to the index. During the period, we continued in our efforts to restructure the portfolio in an efficient and orderly fashion.

MARKET OUTLOOK
Our expectation is for continued strength to occur in both the U.S. and global economies. While weakness in the labor market has been the main impetus behind the recent bond market rally, it is our belief that merely focusing on the jobless claims, unemployment rate and non-farm payroll does not address the whole story. Growth in real disposable personal income is also a significant part of the equation. Fueled by strong gains in productivity, real disposable personal income has risen significantly (+8.5%) since the end of the 2001 recession. What this implies is that the consumer, from a macro perspective, is not "tapped-out" and can continue a level of spending that supports a faster growing economy.

The easy monetary policy being maintained by the Federal Reserve is also providing a foundation for further economic growth. While the Fed remains cautious towards an unwelcome low level of inflation, there appears to be little if any threat of deflation. Also, since the Fed has indicated concern over the lack of job growth during this recovery and used the term "... for a considerable period of time..." in characterizing their accommodative posture, it is quite possible that the targeted Fed Funds Rate of 1.00% may well be a fixture into next year.

However, we believe that the Fed will not continue to advocate the current negative cost of money for an extended period. This short-term borrowing cost is defined as the difference in the targeted fed funds rate against the year-over-year inflation rate, as measured by the CPI. In reviewing this data over the past 18 years, we noted that the average real cost of money was a positive 2.36% for the CPI Headline rate and 2.11% for the Core CPI, which excludes the volatile energy and food components. Presently the cost of money is a negative 1.2% and 0.3%, respectively.



                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 15

PORTFOLIO COMMENTARIES OCTOBER 31, 2003
INTERMEDIATE FIXED INCOME FUND (CONCLUDED)


At this time, we believe it is appropriate to maintain a modified distribution structure in the Fund using the entire maturity spectrum, along with a conservative overall duration relative to the benchmark index. In addition, we will continue to underweight the 5-10 year maturity range based on our concerns over an eventual change in Fed Policy and the effects of the required Mortgage-Backed Securities hedging in this maturity range. Furthermore, our exposure to investment grade corporate issues will continue to be emphasized but with a higher concentration to the shorter maturity range as risk premiums in this sector have narrowed to only 1%.


16   JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2003
LARGE CAP VALUE FUND

   Number
  of Shares                                  Value
-----------------------------------------------------
              COMMON STOCK - 97.40%
              AEROSPACE & DEFENSE - 1.44%
     38,840   Raytheon Co.               $ 1,028,483
                                         -----------
              APPAREL & TEXTILES - 1.73%
     29,175   VF Corp.                     1,238,479
                                         -----------
              AUTOMOTIVE - 1.89%
     67,390   Honda Motor Co. Ltd., ADR    1,351,169
                                         -----------
              AUTOPARTS - 1.80%
     40,475   Genuine Parts Co.            1,287,914
                                         -----------
              BANKS - 17.89%
     49,690   Banknorth Group, Inc.        1,556,291
     29,425   Citigroup, Inc.              1,394,745
     42,029   FleetBoston Financial Corp.  1,697,551
     30,000   JP Morgan Chase & Co.        1,077,000
     50,855   Keycorp                      1,436,653
     23,975   PNC Financial Services Group 1,284,341
     21,440   SunTrust Banks               1,437,981
     41,355   Union Planters Corp.         1,375,881
     34,000   Wachovia Corp.               1,559,580
                                         -----------
                                          12,820,023
                                         -----------
              BASIC - CHEMICAL - 2.07%
     39,415   Dow Chemical Co.             1,485,551
                                         -----------
              CONSUMER STAPLES - 6.04%
     50,150   ConAgra Foods, Inc.          1,195,576
     70,020   Sara Lee Corp.               1,395,498
    121,655   Tyson Foods, Inc., Class A   1,736,017
                                         -----------
                                           4,327,091
                                         -----------
              DIVERSIFIED MANUFACTURING - 4.39%
     47,035   Honeywell International,
              Inc.                         1,439,742
     34,380   Textron, Inc.                1,708,342
                                         -----------
                                           3,148,084
                                         -----------
              ENERGY - 7.84%
     30,645   Anadarko Petroleum Corp.     1,336,735
     51,850   Marathon Oil Corp.           1,533,204
     37,325   Occidental Petroleum Corp.   1,316,080
     45,135   Unocal Corp.                 1,429,877
                                         -----------
                                           5,615,896
                                         -----------
              ENTERTAINMENT - 1.74%
    129,620   Park Place Entertainment
              Corp.*                       1,244,352
                                         -----------


   Number
  of Shares                                  Value
-----------------------------------------------------
              FINANCIAL - 4.50%
     13,625   Bear Stearns Cos., Inc.    $ 1,038,906
     21,045   Merrill Lynch & Co., Inc.    1,245,864
     30,010   Principal Financial Group      940,813
                                         -----------
                                           3,225,583
                                         -----------
              HEALTH CARE - 4.10%
     60,700   Bristol-Myers Squibb Co.     1,539,959
     91,780   Schering-Plough Corp.        1,401,481
                                         -----------
                                           2,941,440
                                         -----------
              INSURANCE - 7.01%
     34,595   MetLife, Inc.                1,086,283
     40,530   Nationwide Financial
              Services                     1,376,804
     33,175   Prudential Financial, Inc.   1,281,882
     78,040   UnumProvident Corp.          1,277,515
                                         -----------
                                           5,022,484
                                         -----------
              MEDICAL PRODUCTS & SERVICES - 3.93%
     52,520   Baxter International, Inc.   1,395,982
     37,200   HCA, Inc.                    1,422,900
                                         -----------
                                           2,818,882
                                         -----------
              PETROLEUM REFINING - 1.97%
     27,400   Amerada Hess Corp.           1,414,388
                                         -----------
              RAILROADS - 1.86%
     41,865   CSX Corp.                    1,332,144
                                         -----------
              REAL ESTATE INVESTMENT TRUSTS - 1.94%
     47,595   Duke Realty Corp.            1,393,582
                                         -----------
              RETAIL - 7.60%
     53,375   Albertson's, Inc.            1,082,979
     76,140   Darden Restaurants, Inc.     1,595,133
     26,710   Federated Department Stores  1,270,060
     59,875   McDonald's Corp.             1,497,474
                                         -----------
                                           5,445,646
                                         -----------
              SERVICES - 1.89%
     66,150   Cendant Corp.*               1,351,444
                                         -----------
              TECHNOLOGY - 3.35%
     62,350   Check Point Software
              Technologies*                1,059,327
     51,340   Microsoft Corp.              1,342,541
                                         -----------
                                           2,401,868
                                         -----------



                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 17

STATEMENT OF NET ASSETS OCTOBER 31, 2003
LARGE CAP VALUE FUND (CONCLUDED)

   Number
  of Shares                                  Value
-----------------------------------------------------
              TELEPHONES & TELECOMMUNICATIONS - 7.18%
     51,745   AT&T Corp.                 $   961,940
     66,145   SBC Communications, Inc.     1,586,157
     31,120   Sony Corp., ADR              1,095,424
     44,660   Verizon Communications, Inc. 1,500,576
                                         -----------
                                           5,144,097
                                         -----------
              UTILITIES - 5.24%
     53,510   Alliant Energy Corp.         1,287,451
     64,115   Duke Energy Corp.            1,163,687
     35,825   Pinnacle West Capital        1,309,762
                                         -----------
                                           3,760,900
                                         -----------

              TOTAL COMMON STOCK
              (cost $65,557,984)          69,799,500
                                         -----------
              SHORT-TERM INVESTMENTS - 2.38%
  1,100,647   SSGA Money Market Fund       1,100,647
    601,792   SSGA U.S. Government
              Money Market Fund              601,792
                                         -----------

              TOTAL SHORT-TERM INVESTMENTS
              (cost $1,702,439)            1,702,439
                                         -----------
              TOTAL INVESTMENTS - 99.78%
              (cost $67,260,423)          71,501,939
                                         -----------
              OTHER ASSETS AND LIABILITIES:
              Investment Advisory Fee
              Payable                        (44,868)
              Administration Fee Payable     (10,200)
              Distribution Fee Payable        (1,317)
              Other Assets and
              Liabilities, net               216,535
                                         -----------
              Cash and Other Assets,
              less Liabilities - 0.22%       160,150
                                         -----------



                                             Value
-----------------------------------------------------
              NET ASSETS:
              Portfolio Shares (unlimited
              authorization -- no par value)
              based on 8,302,805 outstanding
              shares of beneficial
              interest                   $70,193,990
              Undistributed net investment
              income                         140,888
              Accumulated net realized
              loss on investments         (2,914,305)
              Net unrealized appreciation
              on investments               4,241,516
                                         -----------
              NET ASSETS - 100.00%       $71,662,089
                                         ===========
              NET ASSETS VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE       $8.63
                                               =====
             * NON-INCOME PRODUCING SECURITY.
             ADR -- AMERICAN DEPOSITORY RECEIPT
             LTD. -- LIMITED
             SSGA -- STATE STREET GLOBAL ADVISERS


             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
             FINANCIAL STATEMENTS.


18   JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2003
SMALL CAP VALUE FUND

   Number
  of Shares                                  Value
-----------------------------------------------------
              COMMON STOCK - 97.10%
              APPAREL & TEXTILES - 1.20%
     40,720   Oshkosh B'Gosh, Inc.,
              Class A                    $   877,923
                                         -----------
              BANKS - 12.36%
     24,055   Associated Bancorp             990,104
     77,605   BankAtlantic Bancorp, Inc.,
              Class A                      1,302,988
     22,635   City National Corp.          1,362,853
     78,145   Colonial Bancgroup, Inc.     1,225,314
     59,025   Greater Bay Bancorp          1,591,314
     28,445   MAF Bancorp, Inc.            1,192,414
     30,490   Webster Financial Corp.      1,362,903
                                         -----------
                                           9,027,890
                                         -----------
              BASIC - CHEMICAL - 1.25%
     30,120   Lubrizol Corp.                 912,636
                                         -----------
              BASIC - PAPER - 1.49%
     67,400   Rock-Tenn Co., Class A       1,085,140
                                         -----------
              CONSUMER DURABLE - 2.06%
    139,423   National RV Holdings, Inc.*  1,505,768
                                         -----------
              CONSUMER STAPLES - 4.14%
    143,910   DIMON, Inc.                  1,036,152
     38,275   Libbey, Inc.                 1,017,732
     50,470   Sensient Technologies Corp.    969,024
                                         -----------
                                           3,022,908
                                         -----------
              ENERGY - 2.72%
     42,775   Forest Oil Corp.*            1,003,074
     27,325   Stone Energy Corp.*            987,525
                                         -----------
                                           1,990,599
                                         -----------
              ENTERTAINMENT - 1.86%
     65,340   Isle of Capris Casinos,
              Inc.*                        1,362,339
                                         -----------
              FINANCIAL - 1.55%
    131,530   Van der Moolen Holding, ADR  1,135,104
                                         -----------
              HEALTH CARE - 3.68%
     47,930   Alpharma, Inc., Class A        872,326
     40,405   Apria Healthcare Group,
              Inc.*                        1,171,745
    144,594   Theragenics Corp.*             643,443
                                         -----------
                                           2,687,514
                                         -----------
              INDUSTRIAL - 3.26%
    142,925   Intertape Polymer
              Group, Inc.*                 1,307,764
     87,795   Myers Industries, Inc.       1,071,099
                                         -----------
                                           2,378,863
                                         -----------


   Number
  of Shares                                  Value
-----------------------------------------------------
              INSURANCE - 5.28%
     52,960   Allmerica Financial Corp.* $ 1,410,325
     32,000   AmerUs Group Co.             1,208,000
     94,095   PMA Capital Corp., Class A   1,237,349
                                         -----------
                                           3,855,674
                                         -----------
              LEISURE & RECREATIONAL PRODUCTS - 2.95%
     65,875   Callaway Golf Co.            1,070,469
     83,450   Jakks Pacific, Inc.*         1,084,850
                                         -----------
                                           2,155,319
                                         -----------
              MACHINERY - 4.34%
     64,575   AGCO Corp.*                  1,162,350
     45,285   Lincoln Electric Holdings,
              Inc.                         1,104,501
     37,664   Lufkin Industries, Inc.        903,936
                                         -----------
                                           3,170,787
                                         -----------
              MEDICAL PRODUCTS & SERVICES - 4.38%
     51,820   Conmed Corp.*                1,054,537
     52,695   Steris Corp.*                1,097,110
     34,515   Vital Signs, Inc.            1,046,840
                                         -----------
                                           3,198,487
                                         -----------
              MISCELLANEOUS BUSINESS SERVICES - 4.41%
     26,310   Barra, Inc.*                   999,780
     55,030   NCO Group, Inc.*             1,309,714
     35,185   Valassis Communications,
              Inc.*                          911,291
                                         -----------
                                           3,220,785
                                         -----------
              PETROLEUM REFINING - 1.32%
     35,130   Tidewater, Inc.                962,913
                                         -----------
              PRINTING & PUBLISHING - 1.38%
     37,160   Harland (John H.) Co.        1,011,867
                                         -----------
              REAL ESTATE INVESTMENT TRUSTS - 8.77%
     56,000   Glenborough Realty
              Trust, Inc.                  1,092,000
     30,965   Healthcare Realty
              Trust, Inc.                  1,045,069
     26,850   Home Properties of NY, Inc.  1,033,725
     32,875   Hospitality Properties Trust 1,205,526
    115,210   HRPT Properties Trust        1,078,366
     41,800   New Plan Excel Realty Trust    948,860
                                         -----------
                                           6,403,546
                                         -----------


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 19

STATEMENT OF NET ASSETS OCTOBER 31, 2003
SMALL CAP VALUE FUND (CONCLUDED)

   Number
  of Shares                                  Value
-----------------------------------------------------
              RETAIL - 9.89%
    100,500   Dave And Buster's,  Inc.*  $ 1,321,575
     41,935   Jo-Ann  Stores, Inc.,
              Class A*                     1,258,469
     37,850   Papa John's International,
              Inc.*                          995,834
     67,840   Payless Shoesource, Inc.*      897,523
     76,775   Ryan's Family Steak Houses,
              Inc.*                        1,070,244
    114,155   Tommy Hilfiger Corp.*        1,676,937
                                         -----------
                                           7,220,582
                                         -----------
              RUBBER & PLASTIC - 2.93%
     60,220   Schulman (A.), Inc.          1,143,578
     66,030   Tupperware Corp.               993,751
                                         -----------
                                           2,137,329
                                         -----------
              SPECIALTY MACHINERY - 3.21%
    111,550   Salton, Inc.*                1,191,354
     28,205   Tecumseh Products Co.,
              Class A                      1,155,841
                                         -----------
                                           2,347,195
                                         -----------
              TECHNOLOGY - 4.66%
     87,570   Activision, Inc.*            1,321,431
     44,210   DSP Group, Inc.*             1,055,735
     72,875   Verity, Inc.*                1,023,894
                                         -----------
                                           3,401,060
                                         -----------
              TRANSPORTATION - 1.54%
     36,250   Alexander & Baldwin, Inc.    1,124,113
                                         -----------
              UTILITIES - 6.47%
     64,745   Alliant Energy Corp.         1,557,765
     67,000   Cleco Corp.                  1,122,250
     21,325   NSTAR                          995,877
     46,390   Southwest Gas Corp.          1,047,486
                                         -----------
                                           4,723,378
                                         -----------

              TOTAL COMMON STOCK
              (cost $60,885,324)          70,919,719
                                         -----------


   Number
  of Shares                                  Value
-----------------------------------------------------
              SHORT-TERM INVESTMENTS - 3.27%
  1,534,514   SSGA Money Market Fund     $ 1,534,514
    850,763   SSGA U.S. Government
              Money Market Fund              850,763
                                         -----------

              TOTAL SHORT-TERM INVESTMENTS
              (cost $2,385,277)            2,385,277
                                         -----------
              TOTAL INVESTMENTS - 100.37%
              (cost $63,270,601)          73,304,996
                                         -----------
              OTHER ASSETS AND LIABILITIES:
              Investment Advisory Fee
              Payable                        (45,951)
              Administration Fee Payable     (10,292)
              Distribution Fee Payable        (1,346)
              Other Assets and
              Liabilities, net              (212,195)
                                         -----------
              Cash and Other Assets,
              less Liabilities - (0.37)%    (269,784)
                                         -----------
              NET ASSETS:
              Portfolio Shares (unlimited
              authorization -- no par value)
              based on 5,792,497 outstanding
              shares of beneficial
              interest                    61,023,728
              Undistributed net investment
              income                         128,165
              Accumulated net realized gain
              on investments               1,848,924
              Net unrealized appreciation
              on investments              10,034,395
                                         -----------
              NET ASSETS - 100.00%       $73,035,212
                                         ===========
              NET ASSETS VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE      $12.61
                                              ======
             * NON-INCOME PRODUCING SECURITY.
             ADR -- AMERICAN DEPOSITORY RECEIPT
             SSGA -- STATE STREET GLOBAL ADVISERS


             THE ACCOMPANYING NOTES ARE AN INTEGRAL
             PART OF THE FINANCIAL STATEMENTS.


20   JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2003
INTERNATIONAL VALUE FUND

   Number
  of Shares                                  Value
-----------------------------------------------------
              FOREIGN STOCKS - 94.18%
              AUSTRALIA - 3.72%
    300,000   Investa Property Group     $   410,829
     12,200   National Australia Bank Ltd.   264,803
    180,000   Qantas Airways Ltd.            461,066
     78,000   Santos Ltd.                    338,157
     70,000   Telstra Corp. Ltd.             235,429
     26,200   Westpac Banking Corp. Ltd.     300,232
                                         -----------
                                           2,010,516
                                         -----------
              AUSTRIA - 0.66%
      2,800   OMV                            358,050
                                         -----------
              BELGIUM - 2.68%
      6,600   Almanij                        298,537
     30,000   Dexia                          472,556
      1,000   Electrabel                     276,559
     22,500   Fortis                         399,929
                                         -----------
                                           1,447,581
                                         -----------
              CANADA - 5.21%
     10,300   Alcan, Inc.                    411,047
      8,500   BCE, Inc.                      192,500
     18,000   Domtar, Inc.                   200,478
     45,000   Hudson's Bay Co.               375,555
     22,200   Husky Energy, Inc.             364,821
      4,500   Magna International, Inc.,
              Class A                        360,976
      2,250   MI Developments, Inc.*          56,504
     13,700   Quebecor, Inc., Class A*       214,119
      7,000   Royal Bank Of Canada           337,134
      9,000   Toronto Dominion Bank          299,488
                                         -----------
                                           2,812,622
                                         -----------
              DENMARK - 0.52%
     14,000   Danske Bank A/S                282,428
                                         -----------
              FINLAND - 4.89%
      7,500   Kone Oyj, B Shares             391,908
     26,000   M-real Oyj, B Shares           229,408
     38,500   Nokia Oyj                      653,889
     14,700   Orion-Yhtymae Oyj, B Shares    282,819
     46,000   Sampo Oyj, A Shares            387,159
     18,000   Stora Enso Oyj, R Shares       244,822
     17,000   Tietoenator Oyj                450,585
                                         -----------
                                           2,640,590
                                         -----------


   Number
  of Shares                                  Value
-----------------------------------------------------
              FRANCE - 5.75%
     13,000   BNP Paribas                $   683,085
     13,000   Cie de Saint-Gobain            548,433
      8,500   Peugeot SA                     364,618
      7,000   Renault  SA                    463,024
      7,100   Societe Assurances
              Generales de France            374,720
      4,200   Societe Generale, Class A      311,992
      2,337   TotalFinaElf SA                363,231
      2,700   TotalFinaElf SA Strip VVPR*         31
                                         -----------
                                           3,109,134
                                         -----------
              GERMANY - 4.22%
      7,500   Bayer AG                       180,216
      7,800   Fresenius Medical Care AG      444,761
      8,700   Gehe AG                        364,095
      9,000   Schering                       420,279
      5,200   Siemens AG                     350,610
     13,000   Suedzucker AG                  218,829
      6,000   Volkswagen AG                  302,645
                                         -----------
                                           2,281,435
                                         -----------
              GREECE - 1.04%
     29,155   Hellenic Telecommunications
              Organization SA                326,725
     34,000   Vodafone-Panafon SA            237,150
                                         -----------
                                             563,875
                                         -----------
              HONG KONG - 8.58%
    202,000   Asia Satellite
              Telecommunications
              Holdings Ltd.                  362,865
    700,000   Beijing Datang Power
              Generation Co. Ltd.            448,446
    150,000   Cheung Kong Infrastructure
              Holdings Ltd.                  325,470
    160,000   China Mobile Ltd.              454,306
  1,200,000   China Petroleum and
              Chemical Corp.                 397,904
    160,000   Citic Pacific Ltd.             372,922
     46,400   CLP Holdings Ltd.              209,722
  1,170,000   Giordano International Ltd.    527,319
    355,000   Hang Lung Group Ltd.           457,138
     73,000   Hong Kong Electric Holdings    284,829
     24,800   HSBC Holdings PLC              373,643
     69,500   Swire Pacific Ltd., Class A    424,212
                                         -----------
                                           4,638,776
                                         -----------


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 21

STATEMENT OF NET ASSETS OCTOBER 31, 2003
INTERNATIONAL VALUE FUND (CONTINUED)

   Number
  of Shares                                  Value
-----------------------------------------------------
              INDONESIA - 0.86%
    300,000   Gudang Garam PT            $   464,309
                                         -----------
              IRELAND - 0.57%
     15,000   Allied Irish Banks PLC         219,712
      6,000   Allied Irish Banks PLC
              - Dublin                        87,746
                                         -----------
                                             307,458
                                         -----------
              ITALY - 1.42%
    111,600   Parmalat Finanziaria SPA       347,690
    159,881   Telecom Italia SPA*            417,259
                                         -----------
                                             764,949
                                         -----------
              JAPAN - 18.79%
     13,000   Aderans Co. Ltd.               236,503
     11,000   C&S Co. Ltd.                   203,120
      8,000   Canon, Inc.                    387,138
     14,000   Denso Corp.                    265,520
         90   East Japan Railway Co.         407,695
     78,000   Fuji Heavy Industries Ltd.     354,046
     10,000   Fuji Photo Film Co. Ltd.       294,720
     10,000   Honda Motor Co. Ltd.           394,779
         45   Japan Tobacco, Inc.            300,450
    110,000   Kubota Corp.                   396,234
      5,500   Kyocera Corp.                  331,196
     20,000   Kyushu Electric Power          330,377
         85   Mitsubishi Tokyo Financial
              Group, Inc.                    610,815
     22,000   Nippon Electric Glass Co. Ltd. 404,239
     21,000   Nippon Meat Packers, Inc.      209,551
         95   Nippon Telegraph &
              Telephone Corp.                424,296
     11,000   Nissin Food Products Co. Ltd.  252,649
     25,000   Nomura Holdings, Inc.          429,345
        100   NTT Data Corp.                 442,989
     50,000   QP Corp.                       404,785
     19,000   Ricoh Co. Ltd.                 360,349
     10,000   Sankyo Co. Ltd./Gunma          333,834
     12,000   Sony Corp.                     418,065
     57,000   Sumitomo Chemical Co. Ltd.     212,580
      7,000   Takeda Chemical
              Industries Ltd.                247,692
      4,500   Takefuji Corp.                 266,476


   Number
  of Shares                                  Value
-----------------------------------------------------
              JAPAN - (CONTINUED)
      8,400   Tokyo Electric Power Co.   $   179,179
     30,000   Toppan Forms Co. Ltd.          328,012
     15,000   Toyota Motor Corp.             427,070
     12,000   Yamanouchi
              Pharmaceutical Co. Ltd.        301,269
                                         -----------
                                          10,154,973
                                         -----------
              LUXEMBOURG - 0.45%
     16,900   Arcelor                        241,059
                                         -----------
              MALAYSIA - 0.22%
     45,000   Malayan Banking BHD            120,789
                                         -----------
              MEXICO - 0.73%
    187,000   Carso Global Telecom SA*       263,859
     26,780   Cemex SA                       128,538
                                         -----------
                                             392,397
                                         -----------
              NETHERLANDS - 5.54%
     21,400   ABN Amro Holding NV            449,039
     22,880   Aegon NV                       300,025
     11,000   CSM                            225,060
      4,500   DSM NV                         206,321
      8,700   Hunter Douglas NV              325,663
     17,850   ING Groep NV                   370,606
     18,000   Koninklijke Vendex KBB NV      221,596
     25,000   OCE NV                         331,894
     12,700   Royal Dutch Petroleum Co.      563,532
                                         -----------
                                           2,993,736
                                         -----------
              NORWAY - 0.62%
     57,000   DnB Holding ASA                332,874
                                         -----------
              PORTUGAL - 0.50%
     32,000   Portugal Telecom SGPS SA       268,956
                                         -----------
              SINGAPORE - 1.24%
     40,000   DBS Group Holdings Ltd.        328,556
     48,150   Fraser & Neave Ltd.            340,185
                                         -----------
                                             668,741
                                         -----------
              SPAIN - 4.03%
     40,000   Banco Santander Central
              Hispano SA                     383,625
     23,200   Endesa SA                      368,140



22   JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2003
INTERNATIONAL VALUE FUND (CONTINUED)

   Number
  of Shares                                  Value
-----------------------------------------------------
              SPAIN - (CONTINUED)
     11,000   Formento de Constucciones
              Y Contratas SA             $   358,817
     18,000   Iberdrola SA                   300,274
     24,000   Repsol YPF SA                  418,500
     26,000   Vallehermoso SA                346,379
                                         -----------
                                           2,175,735
                                         -----------
              SWEDEN - 0.85%
     38,000   Skandinaviska Enskilda
              Banken SEB, Class A            457,899
                                         -----------
              SWITZERLAND - 3.02%
      1,500   Nestle SA                      330,251
     12,000   Novartis AG                    457,408
      1,900   Rieter Holding AG              389,860
     10,500   STMicroelectronics NV          279,523
      2,800   Swiss Reinsurance              176,239
                                         -----------
                                           1,633,281
                                         -----------
              UNITED KINGDOM - 18.07%
     34,000   Abbey National PLC             324,686
     25,000   Alliance & Leicester PLC       376,299
     60,000   Allied Domecq PLC              401,414
     40,000   Amersham PLC                   497,885
     28,000   Associated British Foods PLC   260,618
      6,000   AstraZeneca PLC                281,829
     51,800   Barclays PLC                   436,873
    128,000   BP PLC                         888,387
     40,000   Cadbury Schweppes PLC          256,409
    170,000   Dixons Group PLC               391,614
     15,874   GlaxoSmithKline PLC            339,950
     46,000   HBOS PLC                       535,099
     17,000   HSBC Holdings PLC              255,306
     36,900   Kelda Group PLC                278,178
    158,120   Legal & General Group PLC      279,055
     73,000   Marks & Spencer Group PLC      356,457
    146,000   Old Mutual PLC                 253,329
     22,000   Provident Financial PLC        241,357
     46,000   Prudential PLC                 356,928
     50,000   Rank Group PLC                 237,573
     16,300   Royal Bank of Scotland
              Group PLC                      436,756
     60,800   Shell Transport &
              Trading Co. PLC                379,682


   Number
  of Shares                                  Value
-----------------------------------------------------
              UNITED KINGDOM - (CONTINUED)
     60,000   Shire Pharmaceuticals PLC* $   454,613
     47,000   United Utilities PLC           375,853
    220,000   Vodafone Group PLC             461,995
     32,000   Whitbread PLC                  407,811
                                         -----------
                                           9,765,956
                                         -----------

              TOTAL FOREIGN STOCKS
              (cost $44,768,471)          50,888,119
                                         -----------
              FOREIGN PREFERRED STOCK - 1.48%
              BRAZIL - 1.48%
  4,000,000   Banco Itau Holding
              Financeira SA                  327,697
      4,900   Cia Vale do Rio Doce, Class A  196,103
     12,600   Petroleo Brasileiro SA         276,730
                                         -----------
                                             800,530
                                         -----------

              TOTAL FOREIGN PREFERRED STOCK
              (cost $642,540)                800,530
                                         -----------
              SHORT-TERM INVESTMENTS - 4.21%
  1,532,207   SSGA Money Market Fund       1,532,207
    741,306   SSGA U.S. Government
              Money Market Fund              741,306
                                         -----------

              TOTAL SHORT-TERM INVESTMENTS
              (cost $2,273,513)            2,273,513
                                         -----------
              TOTAL INVESTMENTS - 99.87%
              (cost $47,684,524)          53,962,162
                                         -----------
              OTHER ASSETS AND LIABILITIES:
              Investment Advisory Fee
              Payable                        (41,235)
              Administration Fee Payable      (9,303)
              Distribution Fee Payable        (1,194)
              Other Assets and
              Liabilities, net               120,322
                                         -----------
              Cash and Other Assets,
              less Liabilities - 0.13%        68,590
                                         -----------


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 23

STATEMENT OF NET ASSETS OCTOBER 31, 2003
INTERNATIONAL VALUE FUND (CONCLUDED)


                                             Value
-----------------------------------------------------
              NET ASSETS:
              Portfolio Shares (unlimited
              authorization -- no par value)
              based on 5,173,189 outstanding
              shares of beneficial
              interest                   $50,011,366
              Undistributed net investment
              income                         591,705
              Accumulated net realized
              loss on investments         (2,853,208)
              Net unrealized appreciation
              on investments               6,277,638
              Net unrealized appreciation
              on forward foreign currency
              contracts, foreign currencies
              and translation of other
              assets and liabilities
              denominated in foreign
              currencies                       3,251
                                         -----------
              NET ASSETS - 100.00%       $54,030,752
                                         ===========
              NET ASSETS VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE      $10.44
                                              ======
             * NON-INCOME PRODUCING SECURITY.
             LTD. -- LIMITED
             PLC -- PUBLIC LIMITED COMPANY
             SSGA -- STATE STREET GLOBAL ADVISERS


             THE ACCOMPANYING NOTES ARE AN INTEGRAL
             PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
As of October 31, 2003, the International Value Fund's sector diversification was as follows:

                                       % OF       MARKET
                                    NET ASSETS     VALUE
                                    ----------    ------
INDUSTRY/SECTOR

Banks                                  12.49%  $6,749,534
Medical Products & Services             7.44    4,001,370
Financial                               5.80    3,136,029
Petroleum Exploration                   5.46    2,951,520
Consumer Staples                        5.45    2,945,383
Electrical Services                     4.93    2,663,046
Health Care                             4.63    2,504,030
Automotive                              4.27    2,306,182
Retail                                  4.22    2,281,816
Telephones & Telecommunications         3.85    2,082,132
Insurance                               3.55    1,917,127
Broadcasting, Newspapers & Advertising  2.43    1,315,031
Technology                              2.33    1,263,757
Airlines                                2.33    1,258,200
Building & Construction                 2.03    1,097,104
Glass Products                          1.76      952,672
Semi-Conductor                          1.73      933,412
Communications Equipment                1.59      861,054
Apparel & Textiles                      1.41      763,822
Energy                                  1.40      755,954
Miscellaneous Manufacturing             1.38      744,881
Photographic Equipment & Supplies       1.26      681,858
Basic - Chemical                        1.25      674,625
Basic - Paper                           1.25      674,708
Water Utilities                         1.21      654,031
Autoparts                               0.77      417,480
Railroads                               0.75      407,695
Specialty Construction                  0.73      396,234
Petroleum Refining                      0.68      364,821
Aerospace & Defense                     0.67      362,865
Office Furniture & Fixtures             0.67      360,349
Machinery                               0.65      350,610
Electrical Technology                   0.61      331,196
Printing & Publishing                   0.61      328,012
Multi Family Real Estate                0.60      325,470
Wholesale                               0.48      260,618
Steel & Steel Works                     0.45      241,059
Entertainment                           0.44      237,573
Rubber & Plastic                        0.38      206,321
Concrete & Mineral Products             0.24      128,538
                                      -------  -----------
Total Foreign Stocks                   94.18    50,888,119
Foreign Preferred Stock                 1.48       800,530
Short-Term Investments                  4.21     2,273,513
                                      -------  -----------
Total Investments                      99.87    53,962,162
Cash and Other Assets,
  less Liabilities                      0.13        68,590
                                      -------  -----------
Net Assets                            100.00%  $54,030,752
                                      ======   ===========


24   JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2003
INTERMEDIATE FIXED INCOME FUND

  Principal
    Amount                                   Value
-----------------------------------------------------
              CORPORATE BONDS - 51.32%
              AUTOMOTIVE - 4.38%
 $1,500,000   Autozone, Inc.,
              6.000%, 11/01/03           $ 1,500,000
    500,000   DaimlerChrysler,
              7.200%, 09/01/09               543,125
  1,000,000   General Motors Corp.,
              7.200%, 01/15/11             1,048,750
                                         -----------
                                           3,091,875
                                         -----------
              BANKS - 13.85%
  1,000,000   BankBoston,
              6.500%, 12/19/07             1,110,097
  1,000,000   Citigroup, Inc.,
              5.750%, 05/10/06             1,076,371
  1,000,000   Fleet National Bank,
              5.750%, 01/15/09             1,085,000
  1,000,000   International Bank Reconstruction &
              Development,
              4.000%, 01/10/05             1,029,542
  1,000,000   Key Bank,
              7.375%, 09/15/08             1,141,572
  1,000,000   Key Bank,
              7.300%, 05/01/11             1,150,313
  1,000,000   Nationsbank Corp.,
              7.500%, 09/15/06             1,130,000
  1,000,000   Southtrust Bank,
              6.125%, 01/09/28             1,068,880
  1,000,000   Wells Fargo Co.,
              3.500%, 04/04/08               998,720
                                         -----------
                                           9,790,495
                                         -----------
              DIVERSIFIED MANUFACTURING - 1.46%
  1,000,000   PPG Industries, Inc.,
              6.750%, 08/15/04             1,031,776
                                         -----------
              FINANCIAL - 18.94%
  1,000,000   Bear Stearns Co., Inc.,
              3.000%, 03/30/06             1,012,752
    500,000   Donaldson, Lufkin & Jenrette,
              6.500%, 04/01/08               555,000
  2,000,000   Ford Motor Credit Co.,
              6.875%, 02/01/06             2,093,186
    500,000   General Motors
              Acceptance Corp.,
              6.750%, 01/15/06               533,101


  Principal
    Amount                                   Value
-----------------------------------------------------
              FINANCIAL - (CONTINUED)
 $2,000,000   General Motors Acceptance
              Corp., MTN,
              6.750%, 11/03/03           $ 2,000,000
    500,000   Goldman Sachs Group, Inc.,
              6.875%, 01/15/11               565,469
  1,000,000   Heller Financial,
              8.000%, 06/15/05             1,097,751
  1,500,000   Household Finance Corp.,
              5.750%, 01/30/07             1,619,501
  1,000,000   Intl. Lease Finance Corp.,
              MTN, Series M,
              5.800%, 08/15/07             1,081,499
  1,000,000   Lehman Brothers Holdings,
              8.250%, 06/15/07             1,166,292
    500,000   Merrill Lynch & Co.,
              6.000%, 02/17/09               545,000
    500,000   Private Export Funding,
              Series B,
              6.490%, 07/15/07               561,250
    500,000   Salomon Smith Barney
              Holdings,
              6.500%, 02/15/08               556,250
                                         -----------
                                          13,387,051
                                         -----------
              GAS/NATURAL GAS - 1.82%
    225,000   Dominion Resources, Inc.,
              6.875%, 10/15/26               248,625
  1,000,000   National Fuel Gas Co., MTN, Series D,
              6.820%, 08/01/04             1,040,000
                                         -----------
                                           1,288,625
                                         -----------
              MISCELLANEOUS BUSINESS SERVICES - 1.54%
  1,000,000   Cendant Corp.,
              6.250%, 01/15/08             1,085,338
                                         -----------
              TECHNOLOGY - 5.30%
  1,000,000   Computer Associates, Inc.,
              Series B,
              6.500%, 04/15/08             1,075,000
  1,500,000   Computer Associates, Inc.,
              Series B,
              6.375%, 04/15/05             1,567,500
  1,000,000   Computer Sciences Corp.,
              6.750%, 06/15/06             1,101,843
                                         -----------
                                           3,744,343
                                         -----------


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 25

STATEMENT OF NET ASSETS OCTOBER 31, 2003
INTERMEDIATE FIXED INCOME FUND (CONTINUED)

  Principal
    Amount                                   Value
-----------------------------------------------------
              TELEPHONES & TELECOMMUNICATIONS - 4.03%
 $  496,000   AT&T Broadband,
              9.455%, 11/15/22           $   665,702
    905,000   AT&T Broadband,
              8.375%, 03/15/13             1,093,960
  1,000,000   Verizon Global Funding Corp.,
              6.750%, 12/01/05             1,088,718
                                         -----------
                                           2,848,380
                                         -----------

              TOTAL CORPORATE BONDS
              (cost $34,584,071)          36,267,883
                                         -----------
              COLLATERALIZED MORTGAGE
              OBLIGATIONS - 0.96%
    507,000   Federal Home Loan Mortgage
              Association, Series 2466,
              Class VB,
              6.500%, 07/15/13               536,610
    140,807   Federal National Mortgage
              Association, Series 1998-17,
              Class TE,
              6.250%, 09/18/26               141,374
                                         -----------

              TOTAL COLLATERALIZED MORTGAGE
              OBLIGATIONS
              (cost $673,175)                677,984
                                         -----------
              U.S. GOVERNMENT AGENCY
              OBLIGATIONS - 39.99%
    750,000   Federal Farm Credit Bank, MTN,
              6.125%, 01/22/13               796,132
  2,000,000   Federal Farm Credit Bank,
              MTN,
              5.240%, 10/01/08             2,147,126
  1,000,000   Federal Home Loan Bank,
              Series 8D08,
              5.250%, 11/14/08             1,073,116
  1,000,000   Federal Home Loan Bank,
              Series GJ08,
              5.890%, 06/30/08             1,103,530
  1,000,000   Federal Home Loan Bank,
              Series IR09,
              6.500%, 08/14/09             1,135,693
    750,000   Federal Home Loan Bank,
              Series NV09,
              6.500%, 11/13/09               851,220

  Principal
    Amount                                   Value
-----------------------------------------------------
              U.S. GOVERNMENT AGENCY
              OBLIGATIONS - (CONTINUED)
 $3,000,000   Federal Home Loan Bank,
              Series TV06,
              4.875%, 11/15/06           $ 3,182,487
  1,000,000   Federal Home Loan Mortgage
              Corporation,
              6.375%, 08/01/11             1,071,439
  1,000,000   Federal Home Loan Mortgage
              Corporation,
              6.250%, 03/05/12             1,070,356
  2,000,000   Federal Home Loan Mortgage
              Corporation,
              5.125%, 10/15/08             2,138,940
    500,000   Federal National Mortgage
              Association,
              7.400%, 05/04/07               516,684
  1,000,000   Federal National Mortgage
              Association,
              6.400%, 05/14/09             1,025,000
  1,000,000   Federal National Mortgage
              Association,
              6.375%, 01/12/11             1,008,132
  1,000,000   Federal National Mortgage
              Association,
              6.250%, 02/17/11             1,012,494
  3,000,000   Federal National Mortgage
              Association,
              6.000%, 01/18/12             3,110,256
  2,000,000   Federal National Mortgage
              Association Discount Note,
              Callable 5/19/05 @ 100,
              2.875%, 05/19/08             1,938,074
  3,000,000   Federal National Mortgage
              Association, Callable
              Call 5/12/04 @ 100,
              2.500%, 05/12/06             3,010,242
  1,000,000   Federal National Mortgage
              Association, MTN,
              7.000%, 09/30/09             1,047,612
  1,000,000   Federal National Mortgage
              Association, MTN,
              6.420%, 03/09/09             1,017,220
                                         -----------

              TOTAL U.S. GOVERNMENT AGENCY
              OBLIGATIONS
              (cost $27,542,586)          28,255,753
                                         -----------



26   JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2003
INTERMEDIATE FIXED INCOME FUND (CONCLUDED)

  Principal
Amount/Shares                                Value
-----------------------------------------------------
              U.S. TREASURY OBLIGATIONS - 5.74%
 $1,000,000   United States Treasury Bond,
              7.500%, 11/15/16           $ 1,264,720
  1,500,000   United States Treasury Bond,
              6.250%, 05/15/30             1,715,097
  1,000,000   United States Treasury Note,
              7.500%, 02/15/05             1,077,220
                                         -----------

              TOTAL U.S. TREASURY OBLIGATIONS
              (cost $4,185,419)            4,057,037
                                         -----------
              SHORT-TERM INVESTMENTS - 0.72%
    458,613   SSGA Money Market Fund         458,613
     46,819   SSGA U.S. Government
              Money Market Fund               46,819
                                         -----------

              TOTAL SHORT-TERM INVESTMENTS
              (cost $505,432)                505,432
                                         -----------
              TOTAL INVESTMENTS - 98.73%
              (cost $67,490,683)          69,764,089
                                         -----------
              OTHER ASSETS AND LIABILITIES:
              Investment Advisory Fee
              Payable                        (29,583)
              Administration Fee Payable     (10,253)
              Distribution Fee Payable          (914)
              Other Assets and
              Liabilities, net               939,774
                                         -----------
              Cash and Other Assets,
              less Liabilities - 1.27%       899,024
                                         -----------



                                             Value
-----------------------------------------------------
              NET ASSETS:
              Portfolio Shares (unlimited
              authorization -- no par value)
              based on 6,962,932 outstanding
              shares of beneficial
              interest                   $69,221,141
              Undistributed net investment
              income                           1,181
              Accumulated net realized
              loss on investments           (832,615)
              Net unrealized appreciation
              on investments               2,273,406
                                         -----------
              NET ASSETS - 100.00%       $70,663,113
                                         ===========
              NET ASSETS VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE      $10.15
                                              ======
             * NON-INCOME PRODUCING SECURITY.
             MTN -- MEDIUM TERM NOTE
             SSGA --  STATE STREET GLOBAL ADVISERS


             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
             FINANCIAL STATEMENTS.



                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 27

                       THIS PAGE INTENTIONALLY LEFT BLANK.

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2003


                                                    LARGE CAP         SMALL CAP      INTERNATIONAL     INTERMEDIATE
                                                   VALUE FUND        VALUE FUND       VALUE FUND     FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of withholding taxes of $813, $0,
$153,896, and $0, respectively)                   $ 1,639,687       $ 1,014,020      $ 1,351,916        $       --
Interest                                               27,096            18,711           21,399         3,544,395
                                                  -----------       -----------      -----------        ----------
   TOTAL INVESTMENT INCOME                          1,666,783         1,032,731        1,373,315         3,544,395
                                                  -----------       -----------      -----------        ----------

EXPENSES:
Investment advisory fees                              441,232           470,927          394,212           332,075
Distribution fees                                     132,121           141,659           98,049            84,662
Administration and fund accounting fees               108,015           107,849          103,286           109,319
Transfer agent fees and expenses                       24,247            34,049           22,912            23,191
Federal and state registration fees                    16,212            16,942           15,633            14,691
Printing fees                                          14,407            13,817           14,808            14,795
Legal fees                                             12,920            12,920           12,919            12,920
Audit fees                                             10,383            10,383           10,384            10,383
Insurance fees                                          9,046             9,046            9,047             9,047
Directors' fees and expenses                            8,692             8,692            8,691             8,691
Custody fees                                            7,639             8,344           43,819            10,840
Amortization of organizational costs                    2,400             2,400            2,400             2,400
Pricing fees                                              310               358            6,148             7,779
Miscellaneous                                           2,766             2,687            2,676             2,794
                                                  -----------       -----------      -----------        ----------
  TOTAL EXPENSES                                      790,390           840,073          744,984           643,587
                                                  -----------       -----------      -----------        ----------
Less:
   Waiver of Advisory Fees                                 --                --               --           (16,044)
                                                  -----------       -----------      -----------        ----------
   TOTAL NET EXPENSES                                 790,390           840,073          744,984           627,543
                                                  -----------       -----------      -----------        ----------
NET INVESTMENT INCOME                                 876,393           192,658          628,331         2,916,852
                                                  -----------       -----------      -----------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments            (2,644,485)        2,183,817         (677,428)           88,454
Net realized loss on foreign currency
   transactions                                            --                --          (23,138)               --
Net change in unrealized appreciation
   on investments                                  15,748,051        18,293,098       12,334,666         1,223,539
Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currency                                        --                --              397                --
                                                  -----------       -----------      -----------        ----------

Net realized and unrealized gain on
   investments and foreign currency transactions   13,103,566        20,476,915       11,634,497         1,311,993
                                                  -----------       -----------      -----------        ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                $13,979,959       $20,669,573      $12,262,828        $4,228,845
                                                  ===========       ===========      ===========        ==========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 29

STATEMENTS OF CHANGES IN NET ASSETS


                                                     LARGE CAP                              SMALL CAP
                                                     VALUE FUND                             VALUE FUND
                                        -----------------------------------   ------------------------------------
                                            FISCAL YEAR       FISCAL YEAR        FISCAL YEAR         FISCAL YEAR
                                               ENDED             ENDED              ENDED                ENDED
                                         OCTOBER 31, 2003  OCTOBER 31, 2002   OCTOBER 31, 2003     OCTOBER 31, 2002
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                      $   876,393      $     668,216       $   192,658         $    438,740
Net realized gain (loss) on investments     (2,644,485)          (172,174)        2,183,817             (106,305)
Net realized loss on foreign currency
   transactions                                     --                 --                --                  --
Net change in unrealized appreciation
   (depreciation) on investments            15,748,051         (8,354,201)       18,293,098           (9,397,775)
Net change in unrealized
   appreciation on translation of
   assets and liabilities in foreign
   currency                                         --                --                 --                 --
                                           -----------        -----------      ------------          -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                13,979,959         (7,858,159)       20,669,573           (9,065,340)
                                           -----------        -----------      ------------          -----------
DISTRIBUTIONS PAID FROM:
Net investment income                         (836,404)          (588,637)         (384,895)            (529,019)
Net realized gains                                  --           (794,814)               --           (6,628,980)
                                           -----------        -----------      ------------          -----------
TOTAL DISTRIBUTIONS                           (836,404)        (1,383,451)         (384,895)          (7,157,999)
                                           -----------        -----------      ------------          -----------
CAPITAL STOCK TRANSACTIONS1:
Shares sold                                 18,315,039         14,824,187        15,149,702           41,528,265
Proceeds from reinvestment of
   distributions                               537,795          1,129,125           256,431            6,745,252
Redemption fees2                                     2                 --             1,962                1,473
Shares redeemed                             (8,356,530)        (6,918,675)      (22,834,155)         (25,751,711)
                                           -----------        -----------      ------------          -----------
NET INCREASE (DECREASE) FROM SHARE
   TRANSACTIONS                             10,496,306          9,034,637        (7,426,060)          22,523,279
                                           -----------        -----------      ------------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS     23,639,861           (206,973)       12,858,618            6,299,940
                                           -----------        -----------      ------------          -----------
NET ASSETS:
Beginning of year                           48,022,228         48,229,201        60,176,594           53,876,654
                                           -----------        -----------      ------------          -----------
End of year                                $71,662,089        $48,022,228      $ 73,035,212          $60,176,594
                                           ===========        ===========      ============          ===========
UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR   $   140,888        $    99,864      $    128,165          $   319,364
                                           ===========        ===========      ============          ===========


                                                         INTERNATIONAL                                   INTERMEDIATE
                                                           VALUE FUND                                  FIXED INCOME FUND
                                          ---------------------------------------------    -----------------------------------------
                                             FISCAL YEAR              FISCAL YEAR           FISCAL YEAR               FISCAL YEAR
                                                ENDED                    ENDED                 ENDED                     ENDED
                                          OCTOBER 31, 2003         OCTOBER 31, 2002      OCTOBER 31, 2003          OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                         $   628,331             $   350,787            $ 2,916,852               $ 3,539,219
Net realized gain (loss) on investments          (677,428)             (1,812,495)                88,454                   299,034
Net realized loss on foreign currency
   transactions                                   (23,138)                (68,929)                    --                        --
Net change in unrealized appreciation
   (depreciation) on investments               12,334,666                (802,270)             1,223,539                (1,750,623)
Net change in unrealized
   appreciation on translation of
   assets and liabilities in foreign
   currency                                           397                   2,568                     --                        --
                                              -----------             -----------            -----------               -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   12,262,828              (2,330,339)             4,228,845                 2,087,630
                                              -----------             -----------            -----------               -----------
DISTRIBUTIONS PAID FROM:
Net investment income                            (296,105)               (153,614)            (2,951,366)               (3,539,245)
Net realized gains                                     --                     --                      --                        --
                                              -----------             -----------            -----------               -----------
TOTAL DISTRIBUTIONS                              (296,105)               (153,614)            (2,951,366)               (3,539,245)
                                              -----------             -----------            -----------               -----------
CAPITAL STOCK TRANSACTIONS1:
Shares sold                                    13,369,931              16,896,265             17,433,629                15,378,891
Proceeds from reinvestment of
   distributions                                  170,746                  94,241              1,460,914                 1,879,787
Redemption fees2                                    1,011                   1,079                     --                        --
Shares redeemed                                (8,637,291)             (8,813,160)           (23,577,154)              (17,423,186)
                                              -----------             -----------            -----------               -----------
NET INCREASE (DECREASE) FROM SHARE
   TRANSACTIONS                                 4,904,397               8,178,425             (4,682,611)                 (164,508)
                                              -----------             -----------            -----------               -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS        16,871,120               5,694,472             (3,405,132)               (1,616,123)
                                              -----------             -----------            -----------               -----------
NET ASSETS:
Beginning of year                              37,159,632              31,465,160             74,068,245                75,684,368
                                              -----------             -----------            -----------               -----------
End of year                                   $54,030,752             $37,159,632            $70,663,113               $74,068,245
                                              ===========             ===========            ===========               ===========
UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR      $   591,705             $   281,587            $     1,181               $     4,672
                                              ===========             ===========            ===========               ===========

1 SEE NOTE 3 OF NOTES TO THE FINANCIAL STATEMENTS.
2 SEE NOTE 6 OF NOTES TO THE FINANCIAL STATEMENTS.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

30 & 31   JOHNSONFAMILY FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

                                                                           LARGE CAP
                                                                          VALUE FUND
                                       --------------------------------------------------------------------------------------
                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR    FISCAL YEAR
                                                 ENDED        ENDED          ENDED         ENDED          ENDED
                                             OCT. 31, 2003 OCT. 31, 2002 OCT. 31, 2001 OCT. 31, 2000 OCT. 31, 1999 1
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  7.01       $  8.34     $  9.23        $ 10.06       $  9.59
                                                 -------       -------     -------        -------       -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.11          0.10        0.07           0.08          0.07
Net realized and unrealized gain (loss)
   on investments                                   1.62         (1.20)      (0.19)          0.12          0.54
                                                 -------       -------     -------        -------       -------
     TOTAL FROM INVESTMENT OPERATIONS               1.73         (1.10)      (0.12)          0.20          0.61
                                                 -------       -------     -------        -------       -------

LESS DISTRIBUTIONS PAID:
From net investment income                         (0.11)        (0.09)      (0.08)         (0.08)        (0.07)
From capital gains                                    --         (0.14)      (0.69)         (0.95)        (0.07)
                                                 -------       -------     -------        -------       -------
     TOTAL DISTRIBUTIONS                           (0.11)        (0.23)      (0.77)         (1.03)        (0.14)
                                                 -------       -------     -------        -------       -------
NET ASSET VALUE, END OF PERIOD                   $  8.63       $  7.01     $  8.34        $  9.23       $ 10.06
                                                 =======       =======     =======        =======       =======

TOTAL RETURN 2                                     24.93%       (13.64)%     (1.58)%         2.34%         6.33%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                 $71,662       $48,022     $48,229        $41,580       $46,422
Ratio of expenses to average net assets,
   net of waivers 3                                 1.34%         1.40%       1.39%          1.41%         1.39%
Ratio of net investment income to
   average net assets, net of waivers 3             1.49%         1.26%       0.83%          0.85%         0.66%
Ratio of expenses to average net assets,
   before waivers 3                                 1.34%         1.40%       1.39%          1.41%         1.39%
Ratio of net investment income to
   average net assets, before waivers 3             1.49%         1.26%       0.83%          0.85%         0.66%
Portfolio turnover rate 2                             51%           44%         76%            60%           76%




                                                                        SMALL CAP
                                                                        VALUE FUND
                                         --------------------------------------------------------------------------
                                              FISCAL YEAR  FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                 ENDED        ENDED         ENDED         ENDED         ENDED
                                            OCT. 31, 2003 OCT. 31, 2002 OCT. 31, 2001 OCT. 31, 2000 OCT. 31, 1999 1
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  9.13      $ 11.45      $  9.26        $  8.35      $  8.22
                                                -------      -------      -------        -------      -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                              0.05         0.05         0.11           0.05         0.03
Net realized and unrealized gain (loss)
   on investments                                  3.49        (0.97)        2.22           0.89         0.11
                                                -------      -------      -------        -------      -------
     TOTAL FROM INVESTMENT OPERATIONS              3.54        (0.92)        2.33           0.94         0.14
                                                -------      -------      -------        -------      -------

LESS DISTRIBUTIONS PAID:
From net investment income                        (0.06)       (0.09)       (0.06)         (0.03)       (0.01)
From capital gains                                   --        (1.31)       (0.08)            --           --
                                                -------      -------      -------        -------      -------
     TOTAL DISTRIBUTIONS                          (0.06)       (1.40)       (0.14)         (0.03)       (0.01)
                                                -------      -------      -------        -------      -------
NET ASSET VALUE, END OF PERIOD                  $ 12.61      $  9.13      $ 11.45        $  9.26      $  8.35
                                                =======      =======      =======        =======      =======

TOTAL RETURN 2                                    38.99%      (10.09)%      25.35%         11.24%        1.67%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                $73,035      $60,177      $53,877        $34,315      $30,062
Ratio of expenses to average net assets,
   net of waivers 3                                1.34%        1.33%        1.41%          1.45%        1.47%
Ratio of net investment income to
   average net assets, net of waivers 3            0.51%        0.64%        1.09%          0.50%        0.30%
Ratio of expenses to average net assets,
   before waivers 3                                1.34%        1.33%        1.41%          1.45%        1.47%
Ratio of net investment income to
   average net assets, before waivers 3            0.51%        0.64%        1.09%          0.50%        0.30%
Portfolio turnover rate 2                            73%          78%         107%            75%          83%


1 COMMENCED OPERATIONS ON MARCH 31, 1998
2 NOT ANNUALIZED -- FOR THE PERIODS LESS THAN A FULL YEAR
3 ANNUALIZED -- FOR THE PERIODS LESS THAN A FULL YEAR
AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




32 & 33   JOHNSONFAMILY FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS


                                                                        INTERNATIONAL
                                                                          VALUE FUND
                                       ------------------------------------------------------------------------------------
                                              FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR    FISCAL YEAR
                                                 ENDED        ENDED          ENDED         ENDED          ENDED
                                             OCT. 31, 2003 OCT. 31, 2002 OCT. 31, 2001 OCT. 31, 2000 OCT. 31, 1999 1
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  8.09       $  8.56       $ 11.10       $ 10.47       $  8.97
                                                 -------       -------       -------       -------       -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.13          0.08          0.14          0.08          0.09
Net realized and unrealized gain (loss)
on investments                                      2.29         (0.51)        (2.06)         0.67          1.50
                                                 -------       -------       -------       -------       -------
     TOTAL FROM INVESTMENT OPERATIONS               2.42         (0.43)        (1.92)         0.75          1.59
                                                 -------       -------       -------       -------       -------

LESS DISTRIBUTIONS PAID:
From net investment income                         (0.07)        (0.04)        (0.07)        (0.09)        (0.09)
From capital gains                                    --            --         (0.55)        (0.03)           --
                                                 -------       -------       -------       -------       -------
     TOTAL DISTRIBUTIONS                           (0.07)        (0.04)        (0.62)        (0.12)        (0.09)
                                                 -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                   $ 10.44       $  8.09       $  8.56       $ 11.10       $ 10.47
                                                 =======       =======       =======       =======       =======

TOTAL RETURN 2                                     30.08%        (5.05)%      (18.33)%        7.15%        17.85%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                 $54,031       $37,160       $31,465       $28,747       $25,918
Ratio of expenses to average net assets,
   net of waivers 3                                 1.70%         1.81%         1.85%         1.85%         1.85%
Ratio of net investment income to
   average net assets, net of waivers 3             1.43%         0.92%         0.73%         0.71%         1.08%
Ratio of expenses to average net assets,
   before waivers 3                                 1.70%         1.81%         1.85%         1.85%         1.86%
Ratio of net investment income to
   average net assets, before waivers 3             1.43%         0.92%         0.73%         0.71%         1.07%
Portfolio turnover rate 2                             17%           35%           29%           40%           13%





                                                                          INTERMEDIATE
                                                                       FIXED INCOME FUND
                                          --------------------------------------------------------------------------
                                               FISCAL YEAR  FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                  ENDED        ENDED         ENDED         ENDED         ENDED
                                             OCT. 31, 2003 OCT. 31, 2002 OCT. 31, 2001 OCT. 31, 2000 OCT. 31, 1999 1
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  9.98      $ 10.18        $  9.44      $  9.50        $ 10.27
                                                 -------      -------        -------      -------        -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.41         0.47           0.55         0.56           0.54
Net realized and unrealized gain (loss)
on investments                                      0.17        (0.20)          0.74        (0.06)         (0.77)
                                                 -------      -------        -------      -------        -------
     TOTAL FROM INVESTMENT OPERATIONS               0.58         0.27           1.29         0.50          (0.23)
                                                 -------      -------        -------      -------        -------

LESS DISTRIBUTIONS PAID:
From net investment income                         (0.41)       (0.47)         (0.55)       (0.56)         (0.53)
From capital gains                                    --           --             --           --          (0.01)
                                                 -------      -------        -------      -------        -------
     TOTAL DISTRIBUTIONS                           (0.41)       (0.47)         (0.55)       (0.56)         (0.54)
                                                 -------      -------        -------      -------        -------
NET ASSET VALUE, END OF PERIOD                   $ 10.15      $  9.98        $ 10.18      $  9.44        $  9.50
                                                 =======      =======        =======      =======        =======

TOTAL RETURN 2                                      5.86%        2.76%         14.08%        5.60%         (2.26)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                 $70,663      $74,068        $75,684      $58,345        $61,624
Ratio of expenses to average net assets,
   net of waivers 3                                 0.85%        0.85%          0.85%        0.85%          0.85%
Ratio of net investment income to
   average net assets, net of waivers 3             3.95%        4.71%          5.64%        6.01%          5.44%
Ratio of expenses to average net assets,
   before waivers 3                                 0.87%        0.87%          0.99%        1.08%          1.07%
Ratio of net investment income to
   average net assets, before waivers 3             3.93%        4.69%          5.50%        5.78%          5.22%
Portfolio turnover rate 2                             32%          93%           140%          65%            91%


1 COMMENCED OPERATIONS ON MARCH 31, 1998
2 NOT ANNUALIZED -- FOR THE PERIODS LESS THAN A FULL YEAR
3 ANNUALIZED -- FOR THE PERIODS LESS THAN A FULL YEAR
AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


34 & 35   JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS OCTOBER 31, 2003


1. ORGANIZATION

JohnsonFamily Funds, Inc. (the "Company") was organized on January 27, 1998 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At October 31, 2003, the only series presently authorized are the JohnsonFamily Large Cap Value Fund, the JohnsonFamily Small Cap Value Fund, the JohnsonFamily International Value Fund and the JohnsonFamily Intermediate Fixed Income Fund, individually referred to as a "Fund" and collectively as the "Funds."


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. INVESTMENT VALUATION
Equity securities listed on a recognized U.S. or foreign securities exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Equity securities listed on a national market system are valued at the official closing price, or if there is none, at the last sales price. Unlisted equity securities for which market quotations are readily available will be valued at the most recent bid price. If events occur after the close of the securities exchange in which foreign securities are traded, and before the close of business of the International Value Fund, that are expected to materially effect the value of those securities, then they are valued at their fair market value taking these events into account. Equity securities listed on a recognized U.S. or foreign securities exchange for which there were no transactions are valued at the closing bid prices. Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service. Debt instruments maturing within 60 days may be valued at amortized cost which approximates fair value. Securities for which market quotations are not readily available (of which there were none as of October 31,
2003) are valued at their fair value as determined in good faith by JohnsonFamily Funds Fair Value Committee pursuant to guidelines established by the Board of Directors.

C. FOREIGN CURRENCY TRANSLATIONS
The books and records of the International Value Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the dates of such transactions.

The International Value Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

The International Value Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.



36   JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2003


D. FOREIGN CURRENCY EXCHANGE CONTRACTS
The International Value Fund is authorized to enter into foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. At October 31, 2003, the International Value Fund has no such contracts outstanding.

E. ORGANIZATIONAL COSTS
Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Funds commenced their investment activities. If any of the original shares of the Funds, purchased by the initial shareholder are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption.

F. DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, if any, will be declared and paid quarterly for the Large Cap Value Fund, annually for both the Small Cap Value and International Value Funds, and monthly for the Intermediate Fixed Income Fund. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

G. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Corporate actions for foreign securities are recorded as soon as the information is available to the Funds.

H. EXPENSES
The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory, distribution, and custodian fees. Prior to 2003, administration fees were allocated equally among the portfolios. Starting June 2003 the Funds began allocating administration fees (in excess of the minimum fee) based on average net assets of the portfolios. Expenses not attributed directly to a Fund are allocated equally among the Funds or are allocated pro rata across the Funds based on average net assets.



                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 37

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2003


3. CAPITAL STOCK

Transactions in shares of capital stock were as follows:

                                                             FOR THE FISCAL YEAR ENDED OCTOBER 31, 2003
                                                    LARGE CAP         SMALL CAP    INTERNATIONAL      INTERMEDIATE
                                                   VALUE FUND        VALUE FUND       VALUE FUND FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------
Shares sold                                         2,475,919         1,465,100        1,551,258         1,715,420
Shares issued to holders in reinvestment
     of dividends                                      72,309            27,425           20,621           143,229
Shares redeemed                                    (1,094,200)       (2,291,782)        (991,893)       (2,316,406)
                                                   ----------        ----------        ---------        ----------
NET INCREASE (DECREASE)                             1,454,028          (799,257)         579,986          (457,757)
                                                   ==========        ==========        =========        ==========

                                                             FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002
                                                    LARGE CAP         SMALL CAP    INTERNATIONAL      INTERMEDIATE
                                                   VALUE FUND        VALUE FUND       VALUE FUND FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------
Shares sold                                         1,770,970         3,565,388        1,920,406         1,551,760
Shares issued to holders in reinvestment
     of dividends                                     133,898           611,786           10,673           189,948
Shares redeemed                                      (841,837)       (2,292,264)      (1,011,629)       (1,757,548)
                                                   ----------        ----------        ---------        ----------
NET INCREASE (DECREASE)                             1,063,031         1,884,910          919,450           (15,840)
                                                   ==========        ==========        =========        ==========


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the fiscal year ended October 31, 2003, are as follows:

                                                    LARGE CAP         SMALL CAP    INTERNATIONAL      INTERMEDIATE
                                                   VALUE FUND        VALUE FUND       VALUE FUND FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------
Purchases                                         $39,507,248       $44,334,797      $11,484,559       $13,610,495
Sales                                              28,343,035        52,153,778        6,845,445        11,949,277


Purchases and sales of U.S. government securities for the Intermediate Fixed Income Fund for the fiscal year ended October 31, 2003, were $7,227,675 and $9,369,164, respectively.

5. FEDERAL TAX INFORMATION

Each Fund intends to continue to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income to its shareholders.

The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.


38   JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2003


Accordingly, at October 31, 2003, the following reclassifications were made to the Funds:

                                                                         UNDISTRIBUTED            ACCUMULATED
                                                                        NET INVESTMENT             REALIZED
                                               PAID-IN CAPITAL           INCOME/(LOSS)            GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                              $(1,035)                $  1,035                $    --
Small Cap Value Fund                               (1,038)                   1,038                     --
International Value Fund                           (1,030)                 (22,108)                23,138
Intermediate Fixed Income Fund                     (1,038)                  31,023                (29,985)

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                               ORDINARY                  LONG-TERM
                                                INCOME                 CAPITAL GAIN                  TOTAL
-------------------------------------------------------------------------------------------------------------
Large Cap Value Fund
                               2003          $  836,404                 $       --                $  836,404
                               2002             589,131                    794,320                 1,383,451
Small Cap Value Fund
                               2003             384,895                         --                   384,895
                               2002           5,434,931                  1,723,068                 7,157,999
International Value Fund
                               2003             296,105                         --                   296,105
                               2002             153,614                         --                   153,614
Intermediate Fixed Income Fund
                               2003           2,951,366                         --                 2,951,366
                               2002           3,539,245                         --                 3,539,245

As of October 31, 2003, the components of Distributable Earnings/(Accumulated Losses) for tax purposes were as follows:

                                         UNDISTRIBUTED     CAPITAL      UNREALIZED       OTHER     TOTAL DISTRIBUTABLE
                                           ORDINARY         LOSS       APPRECIATION    TEMPORARY         EARNINGS
                                            INCOME      CARRYFORWARD  (DEPRECIATION)  DIFFERENCES (ACCUMULATED LOSSES)
----------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                     $  140,888     $(2,914,305)    $4,241,516    $      --      $ 1,468,099
Small Cap Value Fund                      2,396,780              --      9,614,704           --       12,011,484
International Value Fund                    676,259      (2,853,208)     6,196,335           --        4,019,386
Intermediate Fixed
     Income Fund                            226,385        (832,615)     2,273,406     (225,204)       1,441,972

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

                                                                                                     TOTAL CAPITAL
                                              EXPIRES       EXPIRES       EXPIRES        EXPIRES   LOSS CARRYFORWARD
                                               2011          2010          2009           2008         10/31/03
--------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                        $2,688,737   $  225,568       $     --      $     --      $2,914,305
International Value Fund                       677,428    1,812,495        363,285            --       2,853,208
Intermediate Fixed Income Fund                      --           --             --       832,615         832,615

For the fiscal year ended October 31, 2003, the Small Cap Value Fund and the Intermediate Fixed Income Fund utilized capital loss carryforwards of $150,079 and $58,469, respectively, to offset realized capital gains.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 39

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2003


For Federal income tax purposes, the cost of securities owned at October 31, 2003, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2003, were as follows:


                                                                                                       NET
                                                FEDERAL         APPRECIATED      DEPRECIATED       UNREALIZED
                                               TAX COST         SECURITIES       SECURITIES       APPRECIATION
---------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                         $67,260,423       $ 9,564,889     $(5,323,373)       $4,241,516
Small Cap Value Fund                          63,690,292        11,683,395      (2,068,691)        9,614,704
International Value Fund                      47,769,078         8,109,907      (1,916,823)        6,193,084
Intermediate Fixed Income Fund                67,490,683         2,513,284        (239,878)        2,273,406


6. REDEMPTION FEES

On July 26, 2001, the JohnsonFamily Funds Board of Directors approved the imposition of a 2.00% redemption fee applicable to all shares purchased after September 17, 2001 for the International Value Fund and October 10, 2001 for the Large Cap Value, Small Cap Value, and Intermediate Fixed Income Funds, and redeemed by shareholders within 30 days of their purchase date. The redemption fee is intended to limit short-term trading in the Funds. Any proceeds of the fee will be credited to the assets of the Fund in which the shares were redeemed. For the year ended October 31, 2003, $2, $1,962 and $1,011 in redemption fees were retained by the Large Cap Value, Small Cap Value, and International Value Funds, respectively.


7. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS

Johnson Asset Management, Inc. ("JAM") is the investment adviser for the Funds. JAMmanages the Funds' investments and its business operations under the overall supervision of the Funds' Board of Directors. As compensation for JAM's services, the Funds will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 0.75% for the Large Cap Value Fund and the Small Cap Value Fund, 0.90% for the International Value Fund, and 0.45% for the Intermediate Fixed Income Fund.

Effective April 1, 2003, RNC Capital Management LLC (d/b/a RNC Genter Capital Management) ("RNC") serves as investment sub-advisor for the Intermediate Fixed Income Fund ("Fund"). For its services to the Fund, RNC is entitled to receive an annual rate of 0.20% of the average daily net assets of the Fund paid to RNC by JAM.

Under the investment advisory agreements, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of the average daily net assets of each of the Large Cap Value Fund, Small Cap Value Fund and International Value Fund, or 1.50% of the average daily net assets of the Intermediate Fixed Income Fund, the Adviser will reimburse the Funds for the amount of such excess. Additionally, for the year ended October 31, 2003, the Adviser has voluntarily agreed to reimburse the Intermediate Fixed Income Fund to the extent aggregate annual operating expenses exceed 0.85% of the average daily net assets.

State Street Bank and Trust acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid based on the net assets of the Fund, and for transactional and out-of-pocket costs. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.


40   JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2003


8. ADMINISTRATION, SERVICE AND DISTRIBUTION PLAN

SEI Investments Global Funds Services (the "Administrator") serves as the Administrator to the Funds. The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 per Fund or 0.18% of the first $250 million of the Funds' aggregate net assets; 0.12% of the next $250 million of the Funds' aggregate net assets; 0.10% of the Funds' aggregate net assets over $500 million.

SEI Investments Distribution Co. (the "Distributor") serves as the Distributor to the Funds. Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, each Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of each Fund at an annual rate of 0.25% of the Funds' average daily net assets for the Large Cap Value, Small Cap Value, and International Value Funds and of up to 0.125% (0.25% prior to December 2001) of the Fund's average daily net assets for the Intermediate Fixed Income Fund.

Forum Shareholder Services LLC serves as the Transfer Agent and dividend disbursing agent to the Funds.

9. LINE OF CREDIT

The Funds entered into an agreement which enables them to participate in a $7.5 million unsecured committed revolving line of credit with State Street Bank and Trust Company (the "Bank"). Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Bank's overnight federal funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum payable at the end of each calendar quarter, is accrued by each Fund based on its average daily unused portion of the line of credit. For the year ended October 31, 2003, the Funds had no borrowings under the agreement.

10. TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also officers of the Administrator and/or Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

11. MARKET RISKS

The International Value Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that the Fund focuses its investments in a particular region, the effects of political and economic events in that region on the value of an investment in the Fund will be magnified. Some countries in which the Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.



                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 41

INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF JOHNSONFAMILY FUNDS, INC.



We have audited the accompanying statements of net assets of JohnsonFamily Funds, Inc. (the "Company") which are comprised of the JohnsonFamily Large Cap Value Fund, JohnsonFamily Small Cap Value Fund, JohnsonFamily International Value Fund and the JohnsonFamily Intermediate Fixed Income Fund, as of October 31, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or period ended October 31, 2001 and prior, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated December 12, 2001.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting JohnsonFamily Funds, Inc. as of October 31, 2003, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP [Signature Omitted]
Philadelphia, Pennsylvania
December 16, 2003



42   JOHNSONFAMILY FUNDS ANNUAL REPORT

DIRECTORS AND OFFICERS OF THE COMPANY (UNAUDITED)

                                        LENGTH OF          NUMBER OF
                                          TIME           PORTFOLIOS IN
NAME, ADDRESS     POSITION HELD          SERVED          FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST
& AGE               WITH TRUST           (YRS.)*           OVERSEEN          FIVE YEARS AND OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND OFFICERS
JOANNE BRANDES      Director                5                  4             Senior Vice President/General Counsel
JohnsonDiversey                                                              and Secretary of S.C. Johnson Commercial
8310 16th Street                                                             Markets, Inc. since October 1997; Officer
Sturtevant, WI 53177                                                         of S.C. Johnson & Son, Inc. since 1992.
Age: 50
                                                                             Director of Alternative Resources
                                                                             Corporation and Corporate Family
                                                                             Solutions, Inc.
----------------------------------------------------------------------------------------------------------------------------
RICHARD BIBLER      Director                5                  4             Owner of Rudolph Stone Associates, a
Rudolph Stone                                                                financial consulting firm, since prior to 1990.
Associates
500 West Brown
Deer Road
Milwaukee, WI 53217
Age: 71
----------------------------------------------------------------------------------------------------------------------------
F. GREGORY CAMPBELL Director                5                  4             President of Carthage College since 1987
Carthage College                                                             Director of AAL Mutual Funds.
2001 Alford Drive
Kenosha, WI 53140
Age: 64
---------------------------------------------------------------------------------------------------------------------------
GERALD KONZ         Director                5                  4             Independent consultant; Vice President,
S.C. Johnson                                                                 Tax Counsel and Chairman of the pension
& Son, Inc.                                                                  and savings plan investment committees of
1525 Howe Street                                                             S.C. Johnson & Son, Inc. from 1982 to 1997.
Racine, WI 53403
Age: 71
---------------------------------------------------------------------------------------------------------------------------
GEORGE NELSON       Director                5                  4             Vice President of Administration and
WISC-TV                                                                      Finance of Evening Telegram, Inc. since
7025 Raymond Road                                                            1982.
Madison, WI
53719-5053
Age: 65
---------------------------------------------------------------------------------------------------------------------------
TIMOTHY D. BARTO    Assistant Vice          3                 N/A            Vice President and Assistant Secretary of
One Freedom         President and                                            SEI Investments (since November 1999);
Valley Drive        Assistant Secretary                                      Associate, Dechert (law firm) from 1997-
Oaks, PA 19456                                                               1999.
Age: 35
---------------------------------------------------------------------------------------------------------------------------
WILLIAM E. ZITELLI  Assistant Vice          3                 N/A            Vice President and Assistant Secretary of
One Freedom         President and                                            SEI Investments Global Funds Services and
Valley Drive        Assistant                                                SEI Investments Distribution Co.  since
Oaks, PA 19456      Secretary                                                August 2000; Vice President, Merrill Lynch
Age: 35                                                                      & Co. Asset Management Group (1998-
                                                                             2000).
---------------------------------------------------------------------------------------------------------------------------
JOHN C. MUNCH       Assistant Vice          2                 N/A            Vice President and Assistant Secretary of
One Freedom         President and                                            SEI Investments Global Funds Services
Valley Drive        Assistant                                                and SEI Investments Distribution Co.
Oaks, PA 19456      Secretary                                                since November 2001; Associate at
Age: 32                                                                      Howard Rice Nemorvoski Canady Falk &
                                                                             Rabkin (1998-2001).
---------------------------------------------------------------------------------------------------------------------------



                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 43

DIRECTORS AND OFFICERS OF THE COMPANY (UNAUDITED)

                                        LENGTH OF          NUMBER OF
                                          TIME           PORTFOLIOS IN
NAME, ADDRESS     POSITION HELD          SERVED          FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST
& AGE               WITH TRUST           (YRS.)*           OVERSEEN          FIVE YEARS AND OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS
WENDELL PERKINS    Director                 5                  4             Senior Vice President of Johnson Asset
Johnson Asset                                                                Management since 1994.
Management, Inc.
555 Main Street
Suite 440
Racine, WI 53403
Age: 40
---------------------------------------------------------------------------------------------------------------------------
COLETTE WALLNER    President                2                  4             Executive Vice President of Johnson
Johnson Asset                                                                International, Inc. since 1999; President of
Management, Inc.                                                             Johnson Asset Management, Inc. since
555 Main Street                                                              2001; Senior Vice President of Associated
Suite 440                                                                    Banc-Corp.
Racine, WI 53403
Age: 47
---------------------------------------------------------------------------------------------------------------------------
MARK BEHRENS       Secretary and Treasurer  3                 N/A            Senior Vice President of Johnson
Johnson Asset                                                                International, Inc.
Management, Inc.
555 Main Street
Suite 400
Racine, WI 53403
Age: 43
---------------------------------------------------------------------------------------------------------------------------

* Each trustee shall hold office during the lifetime of his Trust until the election and qualification of his or her successor, or until he or she dies, resigns or is removed in accordance with the Trust's Declaration of Trust.




44   JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTICE TO SHAREHOLDERS (UNAUDITED)


For shareholders that do not have an October 31, 2003 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2003 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2003, each Fund is designating the following items with regard to distributions paid during the year.


                           LONG TERM
                          (20% RATE)
                             CAPITAL     QUALIFIED      ORDINARY                             QUALIFYING
                               GAINS   5-YEAR GAIN        INCOME         TOTAL    QUALIFYING   DIVIDEND    FOREIGN
FUND                   DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DIVIDENDS (1) INCOME (2) TAX CREDIT
------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund              0%            0%          100%          100%         100%         88%         0%
Small Cap Value Fund              0%            0%          100%          100%          91%          5%         0%
International Value Fund          0%            0%          100%          100%           0%         34%        34%
Intermediate  Fixed
   Income Fund                    0%            0%          100%          100%           0%          0%         0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS, WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS". IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.

THE INFORMATION REPORTED HEREIN MAY DIFFER FROM THE INFORMATION AND DISTRIBUTIONS TAXABLE TO THE SHAREHOLDERS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2003. COMPLETE INFORMATION WILL BE COMPUTED AND REPORTED IN CONJUNCTION WITH YOUR 2003 FORM 1099-DIV.

The International Value Fund intends to pass through foreign tax credit in the amount of $153,896 to shareholders as of October 31, 2003.




                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 45

NOTES

NOTES

NOTES

This report has been prepared for the general information of JohnsonFamily Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current JohnsonFamily Funds prospectus, which contains more complete information about JohnsonFamily Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

                                     [LOGO]
                               JohnsonFamily Funds
                                  P.O. Box 515
                              Racine, WI 53401-0515




JFF-AR-002-0200

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer. See attached Exhibit 10(a).

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's Board of Directors has determined that Mr. George A. Nelson, a member of its audit committee, is an audit committee financial expert.
Mr. Nelson is "independent" as such term is defined in Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable - only effective for annual reports for periods ending on or after December 15, 2003.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   (RESERVED)

ITEM 9.    CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 10.  EXHIBITS.

(a) Code of Ethics attached hereto.

(b) Section 302 certification.

(c) Section 906 certification.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) JohnsonFamily Funds, Inc.


By (Signature and Title)*                          /s/ Colette M. Wallner
                                                   ----------------------
                                                   Colette M. Wallner, President

Date 12/22/03





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                          /s/ Colette M. Wallner
                                                   ----------------------
                                                   Colette M. Wallner, President

Date 12/22/03


By (Signature and Title)*                          /s/ Mark C. Behrens
                                                   -------------------
                                                   Mark C. Behrens, Treasurer

Date 12/22/03
* Print the name and title of each signing officer under his or her signature.